UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-03752
AMG Funds III
(Exact name of registrant as specified in charter)

680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Address of principal executive offices)  (Zip code)

AMG Funds LLC
680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901
(Name and address of agent for service)

Registrant's telephone number, including area code:
(203) 299-3500
Date of fiscal year end:
December 31
Date of reporting period:
January 01, 2025 - December 31, 2025
(Annual Shareholder Report)
Item 1. Reports to Shareholders
(a)
AMG GW&K ESG Bond Fund
Class N/MGFIX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about AMG GW&K ESG Bond Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K ESG Bond Fund (Class N/MGFIX)	$70	0.68%
Management's Discussion of Fund Performance
The Fund's Class N shares returned 7.26% for the year ended December 31, 2025, compared with the 7.30% return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).
MARKET OVERVIEW
•   The Index posted its best annual return since 2020, led by strong performance in securitized assets as Agency mortgage-backed securities (MBS) benefited from reduced rate volatility, while investment grade corporates generated positive excess returns through carry despite modest spread widening.
•   The Treasury curve steepened further, driven by declines at the front end of the curve (2- and 5-year yields down 13 and 2 basis points, respectively) and modest increases at the long end of the curve (10- and 30-year up 2 and 11 bps, respectively), leaving the spread between the 2-year and 30-year maturities along the curve at its steepest level amid accommodative U.S. Federal Reserve (the Fed) policy and ongoing inflation, fiscal supply, and dollar-demand concerns.
PERFORMANCE REVIEW
•    The Fund performed in-line with the Index during the fiscal year. An out-of-benchmark allocation to high yield and a general overweight to sectors offering a spread premium to treasuries, particularly to corporates, was a leading contributor to performance.
•    An out-of-benchmark allocation to preferreds was a modest positive contributor to relative performance. Allocation decisions within investment grade corporates and the securitized sector were additive. Security selection was positive, most notably within the BBB-rated technology sector.
•    An overweight to taxable municipals as well as our overweight to higher coupon MBS were leading detractors from performance. Yield curve positioning had a small but positive impact as the negative effects from an underweight to front end were offset by the benefits of an underweight to the long end.
OUTLOOK
•    Entering 2026, government support across monetary, fiscal, and capital markets has helped stabilize volatility, extending the traditional “don’t fight the Fed” framework and creating a supportive backdrop for credit and securitized markets, reinforced by productivity gains from technological advances.
•    Despite fears of global conflicts, an explosion of Artificial Intelligence (AI)-driven debt supply, and markets that have priced much of the good news in, stable and reasonable fixed-income yields look to make this another year where thoughtful active management can find attractive value in corporates and high-grade securitized products.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2025. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	7.26%	(0.09%)	2.73%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
As of March 19, 2021, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2025)
Fund net assets	$334,843,471
Total number of portfolio holdings	178
Net advisory fees paid	$679,200
Portfolio turnover rate as of the end of the reporting period	35%
Graphical Representation of Holdings (as of December 31, 2025)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
U.S. Treasury Bonds, 2.250%, 05/15/41	3.4%
U.S. Treasury Bonds, 3.125%, 05/15/48	2.5%
FNMA, 3.500%, 08/01/49	2.3%
FNMA, 3.500%, 02/01/47	1.9%
FNMA, 3.500%, 02/01/35	1.9%
FNMA, 4.000%, 06/01/48	1.8%
U.S. Treasury Bonds, 3.625%, 02/15/53	1.6%
FNMA, 4.000%, 06/01/49	1.6%
FNMA, 5.500%, 11/01/52	1.5%
U.S. Treasury Bonds, 1.875%, 02/15/51	1.4%
Top Ten as a Group	19.9%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.
123125            TSR018A

AMG GW&K ESG Bond Fund
Class I/MGBIX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about AMG GW&K ESG Bond Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG GW&K ESG Bond Fund (Class I/MGBIX)	$50	0.48%
Management's Discussion of Fund Performance
The Fund's Class I shares returned 7.43% for the year ended December 31, 2025, compared with the 7.30% return for its current benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”).
MARKET OVERVIEW
•   The Index posted its best annual return since 2020, led by strong performance in securitized assets as Agency mortgage-backed securities (MBS) benefited from reduced rate volatility, while investment grade corporates generated positive excess returns through carry despite modest spread widening.
•   The Treasury curve steepened further, driven by declines at the front end of the curve (2- and 5-year yields down 13 and 2 basis points, respectively) and modest increases at the long end of the curve (10- and 30-year up 2 and 11 bps, respectively), leaving the spread between the 2-year and 30-year maturities along the curve at its steepest level amid accommodative U.S. Federal Reserve (the Fed) policy and ongoing inflation, fiscal supply, and dollar-demand concerns.
PERFORMANCE REVIEW
•    The Fund performed in-line with the Index during the fiscal year. An out-of-benchmark allocation to high yield and a general overweight to sectors offering a spread premium to treasuries, particularly to corporates, was a leading contributor to performance.
•    An out-of-benchmark allocation to preferreds was a modest positive contributor to relative performance. Allocation decisions within investment grade corporates and the securitized sector were additive. Security selection was positive, most notably within the BBB-rated technology sector.
•    An overweight to taxable municipals as well as our overweight to higher coupon MBS were leading detractors from performance. Yield curve positioning had a small but positive impact as the negative effects from an underweight to front end were offset by the benefits of an underweight to the long end.
OUTLOOK
•    Entering 2026, government support across monetary, fiscal, and capital markets has helped stabilize volatility, extending the traditional “don’t fight the Fed” framework and creating a supportive backdrop for credit and securitized markets, reinforced by productivity gains from technological advances.
•    Despite fears of global conflicts, an explosion of Artificial Intelligence (AI)-driven debt supply, and markets that have priced much of the good news in, stable and reasonable fixed-income yields look to make this another year where thoughtful active management can find attractive value in corporates and high-grade securitized products.
Fund Performance
The performance line graph below shows the performance of a hypothetical $100,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2025. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	7.43%	0.11%	2.91%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36%)	2.01%
As of March 19, 2021, the Fund's Subadviser was changed to GW&K Investment Management, LLC. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
"Bloomberg®" and any Bloomberg index described herein are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited ("BISL"), the administrator of the index (collectively, "Bloomberg") and have been licensed for use for certain purposes by AMG Funds LLC. Bloomberg is not affiliated with AMG Funds LLC, and Bloomberg does not approve, endorse, review, or recommend the fund described herein. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to such fund.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2025)
Fund net assets	$334,843,471
Total number of portfolio holdings	178
Net advisory fees paid	$679,200
Portfolio turnover rate as of the end of the reporting period	35%
Graphical Representation of Holdings (as of December 31, 2025)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and ratings are shown as a percentage of total long-term investments of the Fund.
Top Ten Holdings
U.S. Treasury Bonds, 2.250%, 05/15/41	3.4%
U.S. Treasury Bonds, 3.125%, 05/15/48	2.5%
FNMA, 3.500%, 08/01/49	2.3%
FNMA, 3.500%, 02/01/47	1.9%
FNMA, 3.500%, 02/01/35	1.9%
FNMA, 4.000%, 06/01/48	1.8%
U.S. Treasury Bonds, 3.625%, 02/15/53	1.6%
FNMA, 4.000%, 06/01/49	1.6%
FNMA, 5.500%, 11/01/52	1.5%
U.S. Treasury Bonds, 1.875%, 02/15/51	1.4%
Top Ten as a Group	19.9%
Portfolio Breakdown
Ratings
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.
123125            TSR017A

AMG Veritas Asia Pacific Fund
Class N/MGSEX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about AMG Veritas Asia Pacific Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Veritas Asia Pacific Fund (Class N/MGSEX)	$141	1.17%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class N shares delivered a positive return of 41.57% for the year, strongly outperforming the MSCI AC Asia Pacific ex Japan Index, which returned 29.56%.
OVERVIEW
•    Given that by the end of the first quarter of 2025, the Fund was lagging its benchmark, it required a significant change to deliver strong outperformance for the full year. The change: after a three-year period of “value” being the only game in town, Asian markets started turning back towards quality and growth factors. Meaning, after a sustained period of swimming against the tide, investment fundamentals which drive long-term prosperity have started to matter again. We see a huge opportunity in quality and growth companies.
PERFORMANCE DRIVERS
•   Fund holdings in South Korea were the overwhelming contributor to outperformance, particularly industrials in South Korea, as large positions such as Hanwha Aerospace and HD Hyundai Electric Co. Ltd. rose 206% and 104%, respectively, helping to deliver an aggregate return of 141% in South Korea versus the Index return of 100%. These industrial businesses benefit from structural growth drivers: for Hanwha Aerospace, Co. Ltd., the rise in defense spending globally, and for HD Hyundai Electric Co. Ltd., the upgrading of grid infrastructure to cope with the rapidly rising power demands globally.
•   Fund holdings in China also added value, as stock selection there was strong, with the Fund’s holdings in China rising 48% versus the market return of 31%. Standout performers in China were NetEase (+55%) and the grid infrastructure company Sieyuan Electric, which rose 94%. Like HD Hyundai Electric Co. Ltd. above, Sieyuan Electric Co. Ltd. is a key beneficiary of grid infrastructure upgrading, but unlike HD Hyundai Electric Co. Ltd, it is purely domestically focused. However, this is still a huge opportunity for Sieyuan Electric Co. Ltd., as during the calendar year 2025, China added 500 gigawatts of electricity-generating capacity. For context, this is equivalent to India’s entire generating capacity added in one year.
•   On the negative side, holdings in Australia dragged on relative performance, as Goodman Group fell 6%. Like most REITS globally, it tends to suffer when interest rates rise. Taiwan was also a relative drag despite the Fund’s position in
Australia rising an aggregate 41% as Quanta Computer, Inc. fell 7%, offsetting strong gains in Delta Electronics, which rose 124%. Goodman Group was sold during the year.
Fund Performance
The performance line graph below shows the performance of a hypothetical $10,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2025. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class N	41.57%	1.45%	9.39%
MSCI AC Asia Pacific ex Japan Index	29.56%	4.19%	8.47%
As of March 19, 2021, the Fund's Subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2025)
Fund net assets	$103,937,367
Total number of portfolio holdings	50
Net advisory fees paid	$488,359
Portfolio turnover rate as of the end of the reporting period	132%
Graphical Representation of Holdings (as of December 31, 2025)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.

Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	13.6%
Samsung Electronics Co., Ltd. (South Korea)	6.1%
Delta Electronics, Inc. (Taiwan)	4.3%
SK hynix, Inc. (South Korea)	4.0%
Tencent Holdings, Ltd. (China)	3.8%
Hanwha Aerospace Co., Ltd. (South Korea)	3.6%
Contemporary Amperex Technology Co., Ltd., Class A (China)	3.5%
Hon Hai Precision Industry Co., Ltd. (Taiwan)	3.3%
Alibaba Group Holding, Ltd. (China)	3.3%
HD Hyundai Electric Co., Ltd. (South Korea)	2.8%
Top Ten as a Group	48.3%

Portfolio Breakdown

Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.
123125            TSR084A

AMG Veritas Asia Pacific Fund
Class I/MSEIX
ANNUAL SHAREHOLDER REPORT | December 31, 2025
This annual shareholder report contains important information about AMG Veritas Asia Pacific Fund (the “Fund”) for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Fund Expenses
What were the Fund costs for the last year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
AMG Veritas Asia Pacific Fund (Class I/MSEIX)	$112	0.93%
Management's Discussion of Fund Performance
PERFORMANCE OVERVIEW
•    The Fund’s Class I shares delivered a positive return of 41.90% for the year, strongly outperforming the MSCI AC Asia Pacific ex Japan Index, which returned 29.56%.
OVERVIEW
•    Given that by the end of the first quarter of 2025, the Fund was lagging its benchmark, it required a significant change to deliver strong outperformance for the full year. The change: after a three-year period of “value” being the only game in town, Asian markets started turning back towards quality and growth factors. Meaning, after a sustained period of swimming against the tide, investment fundamentals which drive long-term prosperity have started to matter again. We see a huge opportunity in quality and growth companies.
PERFORMANCE DRIVERS
•   Fund holdings in South Korea were the overwhelming contributor to outperformance, particularly industrials in South Korea, as large positions such as Hanwha Aerospace and HD Hyundai Electric Co. Ltd. rose 206% and 104%, respectively, helping to deliver an aggregate return of 141% in South Korea versus the Index return of 100%. These industrial businesses benefit from structural growth drivers: for Hanwha Aerospace, Co. Ltd., the rise in defense spending globally, and for HD Hyundai Electric Co. Ltd., the upgrading of grid infrastructure to cope with the rapidly rising power demands globally.
•   Fund holdings in China also added value, as stock selection there was strong, with the Fund’s holdings in China rising 48% versus the market return of 31%. Standout performers in China were NetEase (+55%) and the grid infrastructure company Sieyuan Electric, which rose 94%. Like HD Hyundai Electric Co. Ltd. above, Sieyuan Electric Co. Ltd. is a key beneficiary of grid infrastructure upgrading, but unlike HD Hyundai Electric Co. Ltd, it is purely domestically focused. However, this is still a huge opportunity for Sieyuan Electric Co. Ltd., as during the calendar year 2025, China added 500 gigawatts of electricity-generating capacity. For context, this is equivalent to India’s entire generating capacity added in one year.
•   On the negative side, holdings in Australia dragged on relative performance, as Goodman Group fell 6%. Like most REITS globally, it tends to suffer when interest rates rise. Taiwan was also a relative drag despite the Fund’s position in
Australia rising an aggregate 41% as Quanta Computer, Inc. fell 7%, offsetting strong gains in Delta Electronics, which rose 124%. Goodman Group was sold during the year.
Fund Performance
The performance line graph below shows the performance of a hypothetical $100,000 investment in the class of shares noted over a ten year period, as compared to the performance of a broad based index. The performance table below shows the average annual total returns of the class of shares noted for the past one-, five-, and ten-year periods ended as of December 31, 2025. It also shows the average total returns of a broad based index over the same periods.
Performance for other share classes will vary. The Fund’s past performance is not a good predictor of the Fund’s future performance.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.
GROWTH OF $100,000
AVERAGE ANNUAL TOTAL RETURNS	1 Year	5 Years	10 Years
Class I	41.90%	1.70%	9.66%
MSCI AC Asia Pacific ex Japan Index	29.56%	4.19%	8.47%
As of March 19, 2021, the Fund's Subadviser was changed to Veritas Asset Management LLP. Prior to March 19, 2021, the Fund had different principal investment strategies and corresponding risks. The Fund's performance before March 19, 2021, might be less pertinent for investors considering whether to purchase shares of the Fund.
All MSCI data is provided "as is". The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.
For updated Fund performance information, please visit: https://wealth.amg.com/.
Key Fund Statistics (as of December 31, 2025)
Fund net assets	$103,937,367
Total number of portfolio holdings	50
Net advisory fees paid	$488,359
Portfolio turnover rate as of the end of the reporting period	132%
Graphical Representation of Holdings (as of December 31, 2025)
Top ten holdings and portfolio breakdown are shown as a percentage of net assets of the Fund and country allocation is shown as a percentage of total long-term investments of the Fund.

Top Ten Holdings
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	13.6%
Samsung Electronics Co., Ltd. (South Korea)	6.1%
Delta Electronics, Inc. (Taiwan)	4.3%
SK hynix, Inc. (South Korea)	4.0%
Tencent Holdings, Ltd. (China)	3.8%
Hanwha Aerospace Co., Ltd. (South Korea)	3.6%
Contemporary Amperex Technology Co., Ltd., Class A (China)	3.5%
Hon Hai Precision Industry Co., Ltd. (Taiwan)	3.3%
Alibaba Group Holding, Ltd. (China)	3.3%
HD Hyundai Electric Co., Ltd. (South Korea)	2.8%
Top Ten as a Group	48.3%

Portfolio Breakdown

Country Allocation
Availability of Additional Information
You can ﬁnd additional information about the Fund such as the prospectus, ﬁnancial information, fund holdings and proxy voting information at https://wealth.amg.com/literature. You can also request this information by contacting us at 800.548.4539.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, ﬁnancial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notiﬁed otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 800.548.4539 and we will begin sending you separate copies of these materials within 30 days after receiving your request.
For additional information, please navigate to the additional material at https://wealth.amg.com/literature.
123125            TSR083A

(b) Not applicable.

Item 2. CODE OF ETHICS

Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code of Ethics that relates to any element of the code of ethics definition enumerated in paragraph (c) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (d) of Item 2 of Form N-CSR. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board has determined that independent Trustee Mr. Kurt Keilhacker qualifies as the Audit Committee Financial Expert. Mr. Keilhacker is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2025	Fiscal 2024
AMG Veritas Asia Pacific Fund	$30,707	$28,953
AMG GW&K ESG Bond Fund	$52,518	$51,638

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to a Fund (not including any Subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to a Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund - AMG Funds III	Fiscal 2025	Fiscal 2024
AMG Veritas Asia Pacific Fund	$8,750	$8,535
AMG GW&K ESG Bond Fund	$9,880	$9,640

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2025 and $0 for fiscal 2024, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2025 and 2024 for non-audit services rendered to the Funds and Fund Service Providers were $58,630 and $58,175, respectively. For the fiscal year ended December 31, 2025, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2024, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $40,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

(i) Not applicable.

(j) Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included in the financial statements filed under Item 7 hereof.

Item 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2025

AMG GW&K ESG Bond Fund

Class N: MGFIX | Class I: MGBIX

AMG GW&K Municipal Bond Fund

Class N: GWMTX | Class I: GWMIX

AMG GW&K Municipal Enhanced Yield Fund

Class N: GWMNX | Class I: GWMEX | Class Z: GWMZX

wealth.amg.com	123125 AR088

AMG Funds Annual Financial Statements — December 31, 2025

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedules of Portfolio Investments

AMG GW&K ESG Bond Fund	2

AMG GW&K Municipal Bond Fund	8

AMG GW&K Municipal Enhanced Yield Fund	14

Statement of Assets and Liabilities	17

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	19

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	20

Detail of changes in assets for the past two fiscal years

Financial Highlights	21

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	28

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37

OTHER INFORMATION	38

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments December 31, 2025

	Principal Amount	Value

Corporate Bonds and Notes - 53.1%

Basic Materials - 2.1%

Avient Corp. 6.250%, 11/01/31[1,2]	$1,575,000	$1,618,875

Celanese US Holdings LLC 7.050%, 11/15/30[3]	2,049,000	2,158,983

Cleveland-Cliffs, Inc. 7.000%, 03/15/32[1,2]	2,000,000	2,050,001

Methanex Corp. (Canada) 5.125%, 10/15/27	1,205,000	1,211,818

Total Basic Materials		7,039,677

Communications - 3.1%

AT&T, Inc. 4.300%, 12/15/42	1,985,000	1,674,626

CCO Holdings LLC/CCO Holdings Capital Corp. 4.500%, 05/01/32[2]	1,900,000	1,705,321

Charter Communications Operating LLC/Charter Communications Operating Capital 4.400%, 04/01/33	1,815,000	1,709,853

Comcast Corp. 4.650%, 02/15/33[2]	867,000	870,197

Lamar Media Corp. 4.875%, 01/15/29	1,300,000	1,297,743

Verizon Communications, Inc. 5.500%, 02/23/54[2]	1,625,000	1,560,081

Versant Media Group, Inc. 7.250%, 01/30/31[1]	1,675,000	1,728,080

Total Communications		10,545,901

Consumer, Cyclical - 10.6%

AutoNation, Inc. 3.850%, 03/01/32	1,600,000	1,504,009

Bath & Body Works, Inc. 6.875%, 11/01/35[2]	940,000	950,968

Carnival Corp. (Panama) 6.650%, 01/15/28	850,000	883,689

Delta Air Lines, Inc. 5.250%, 07/10/30	1,750,000	1,798,241

The Goodyear Tire & Rubber Co. 5.000%, 07/15/29[2]	1,439,000	1,421,811

Hyatt Hotels Corp. 5.750%, 03/30/32	1,975,000	2,069,182

KB Home 4.800%, 11/15/29[2]	1,222,000	1,217,131

Las Vegas Sands Corp. 6.200%, 08/15/34	1,375,000	1,445,137

LKQ Corp. 6.250%, 06/15/33[2]	1,940,000	2,077,518

M/I Homes, Inc.

3.950%, 02/15/30	335,000	322,519

4.950%, 02/01/28	500,000	499,220

	Principal Amount	Value

Magna International, Inc. (Canada) 5.875%, 06/01/35[2]	$1,752,000	$1,857,368

Marriott International, Inc. 5.500%, 04/15/37	1,360,000	1,392,209

Marriott Ownership Resorts, Inc. 4.750%, 01/15/28[2]	1,600,000	1,576,046

Mattel, Inc.
3.750%, 04/01/29[1]	1,075,000	1,047,767
6.200%, 10/01/40	911,000	918,409

MGM Resorts International 6.125%, 09/15/29	1,000,000	1,027,670

Murphy Oil USA, Inc. 4.750%, 09/15/29	1,050,000	1,043,786

Newell Brands, Inc. 6.375%, 05/15/30[2]	850,000	830,077

Penske Automotive Group, Inc. 3.750%, 06/15/29[2]	1,500,000	1,453,606

PulteGroup, Inc. 6.000%, 02/15/35	2,050,000	2,203,780

Royal Caribbean Cruises, Ltd. (Liberia)
5.375%, 01/15/36[2]	1,725,000	1,732,224
6.000%, 02/01/33[1]	875,000	899,016

Travel + Leisure Co.
4.625%, 03/01/30[1]	575,000	560,658
6.000%, 04/01/27[3]	350,000	355,292

United Airlines, Inc. Pass-Through Trust Series 2024-1, AA, 5.450%, 02/15/37	1,848,973	1,900,848

Walmart, Inc. 4.050%, 06/29/48[2]	1,850,000	1,543,177

Yum! Brands, Inc. 3.625%, 03/15/31	1,110,000	1,049,995
Total Consumer, Cyclical		35,581,353

Consumer, Non-cyclical - 7.3%

Advocate Health & Hospitals Corp. 4.272%, 08/15/48	1,670,000	1,398,089

Amgen, Inc. 5.600%, 03/02/43	1,385,000	1,392,691

APi Group DE, Inc. 4.125%, 07/15/29[1,2]	1,255,000	1,220,190

Ashtead Capital, Inc. (United Kingdom) 5.500%, 08/11/32[1]	2,000,000	2,065,088

The Campbell’s Company 5.400%, 03/21/34	2,530,000	2,576,859

CommonSpirit Health 3.347%, 10/01/29	600,000	579,821

CVS Health Corp. 5.250%, 02/21/33[2]	2,568,000	2,643,964

Elanco Animal Health, Inc. 6.650%, 08/28/28[3]	950,000	992,785

The Ford Foundation Series 2020, 2.415%, 06/01/50[2]	2,690,000	1,600,722

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Consumer, Non-cyclical - 7.3% (continued)

HCA, Inc. 3.500%, 09/01/30	$1,550,000	$1,490,570

Herc Holdings, Inc. 7.000%, 06/15/30[1]	2,000,000	2,104,857

Kraft Heinz Foods Co. 4.625%, 10/01/39	2,480,000	2,264,913

Teleflex, Inc. 4.250%, 06/01/28[1]	2,045,000	2,013,561

Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	1,985,000	2,084,049

Total Consumer, Non-cyclical		24,428,159

Financials - 15.7%

Aircastle, Ltd./Aircastle Ireland DAC (Bermuda) 5.750%, 10/01/31[1]	2,375,000	2,475,475

Ally Financial, Inc.
(5.543% to 01/17/30 then SOFR Index + 1.730%), 5.543%, 01/17/31[2,4,5]	2,093,000	2,141,526

American Homes 4 Rent LP 5.500%, 07/15/34	1,675,000	1,730,331

Bank of America Corp.
MTN, (4.330% to 03/15/49 then 3 month SOFR + 1.782%), 4.330%, 03/15/50[4,5]	2,775,000	2,331,226

(5.872% to 09/15/33 then SOFR + 1.840%), 5.872%, 09/15/34[4,5]	3,050,000	3,254,819

The Bank of New York Mellon Corp.
Series H, (3.700% to 03/20/26 then U.S. Treasury Yield Curve CMT 5 year + 3.352%), 3.700%, 03/20/26[2,4,5,6]	2,585,000	2,577,027

Boston Properties LP 2.550%, 04/01/32	2,469,000	2,153,884

Capital One Financial Corp.
(7.964% to 11/02/33 then SOFR Index + 3.370%), 7.964%, 11/02/34[4,5]	1,950,000	2,299,042

The Charles Schwab Corp.
Series K, (5.000% to 06/01/27 then U.S. Treasury Yield Curve CMT 5 year + 3.256%), 5.000%, 06/01/27[4,5,6]	1,773,000	1,784,429

Citigroup, Inc.
Series T, (6.250% to 08/15/26 then 3 month SOFR + 4.779%), 6.250%, 08/15/26[4,5,6]	825,000	825,783

Series AA, (7.625% to 11/15/28 then U.S. Treasury Yield Curve CMT 5 year + 3.211%), 7.625%, 11/15/28[4,5,6]	1,278,000	1,340,007

Citizens Financial Group, Inc.
(5.718% to 07/23/31 then SOFR + 1.910%), 5.718%, 07/23/32[4,5]	2,465,000	2,584,327

GLP Capital LP/GLP Financing II, Inc. 5.625%, 09/15/34	1,400,000	1,420,368

The Goldman Sachs Group, Inc.
(6.561% to 10/24/33 then SOFR + 1.950%), 6.561%, 10/24/34[4,5]	1,650,000	1,837,939

	Principal Amount	Value

The Goldman Sachs Group, Inc.
(6.850% to 02/10/30 then U.S. Treasury Yield Curve CMT 5 year + 2.461%), 6.850%, 02/10/30[4,5,6]	$1,795,000	$1,866,646

Huntington Bancshares, Inc.
(4.443% to 08/04/27 then SOFR + 1.970%), 4.443%, 08/04/28[2,4,5]	1,080,000	1,085,891

Series F, (5.625% to 07/15/30 then U.S. Treasury Yield Curve CMT 10 year + 4.945%), 5.625%, 07/15/30[2,4,5,6]	975,000	992,181
(5.709% to 02/02/34 then SOFR Index + 1.870%), 5.709%, 02/02/35[4,5]	500,000	522,296

JPMorgan Chase & Co.
(3.157% to 04/22/41 then 3 month SOFR + 1.460%), 3.157%, 04/22/42[4,5]	2,710,000	2,105,002

KeyCorp, MTN 4.100%, 04/30/28	1,095,000	1,095,572

M&T Bank Corp.
(7.413% to 10/30/28 then SOFR + 2.800%), 7.413%, 10/30/29[2,4,5]	1,837,000	1,992,988

MetLife, Inc.
Series D, (5.875% to 03/15/28 then 3 month SOFR + 3.221%), 5.875%, 03/15/28[2,4,5,6]	375,000	382,036

Morgan Stanley
(4.431% to 01/23/29 then 3 month SOFR + 1.890%), 4.431%, 01/23/30[4,5]	1,548,000	1,556,576

OneMain Finance Corp. 6.625%, 01/15/28	950,000	975,474

The PNC Financial Services Group, Inc.
(5.068% to 01/24/33 then SOFR + 1.933%), 5.068%, 01/24/34[4,5]	2,386,000	2,441,178

SLM Corp. 6.500%, 01/31/30	1,400,000	1,449,081

Starwood Property Trust, Inc. 4.375%, 01/15/27[1]	1,775,000	1,763,972

Truist Financial Corp., MTN
(5.867% to 06/08/33 then SOFR + 2.361%), 5.867%, 06/08/34[4,5]	2,213,000	2,354,842

Wells Fargo & Co., MTN
(3.350% to 03/02/32 then SOFR + 1.500%), 3.350%, 03/02/33[4,5]	2,025,000	1,890,007
(7.625% to 09/15/28 then U.S. Treasury Yield Curve CMT 5 year + 3.606%), 7.625%, 09/15/28[2,4,5,6]	1,462,000	1,559,381

Total Financials		52,789,306

Industrials - 5.9%

Ball Corp. 2.875%, 08/15/30	1,925,000	1,779,867

BWX Technologies, Inc. 4.125%, 06/30/28[1]	1,210,000	1,191,343

Coherent Corp. 5.000%, 12/15/29[1]	2,000,000	1,993,233

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Industrials - 5.9% (continued)

Graphic Packaging International LLC 3.500%, 03/01/29[1]	$2,600,000	$2,487,553

Jacobs Engineering Group, Inc. 5.900%, 03/01/33	3,168,000	3,337,068

Mueller Water Products, Inc. 4.000%, 06/15/29[1]	2,050,000	1,993,526

OI European Group, B.V. (Netherlands) 4.750%, 02/15/30[1]	1,500,000	1,451,426

Owens Corning 7.000%, 12/01/36[3]	1,800,000	2,041,511

Regal Rexnord Corp. 6.300%, 02/15/30	1,670,000	1,769,970

Sonoco Products Co. 2.850%, 02/01/32[2]	1,822,000	1,642,827

Total Industrials		19,688,324

Technology - 5.5%

Broadcom, Inc. 3.500%, 02/15/41	1,700,000	1,382,925

CDW LLC/CDW Finance Corp. 5.550%, 08/22/34	2,008,000	2,045,980

Dell International LLC/EMC Corp. 8.100%, 07/15/36	1,372,000	1,662,492

Kyndryl Holdings, Inc. 3.150%, 10/15/31	2,375,000	2,167,743

Micron Technology, Inc. 5.875%, 02/09/33	1,400,000	1,489,097

Microsoft Corp. 2.525%, 06/01/50	2,450,000	1,495,845

MSCI, Inc. 3.250%, 08/15/33[1]	2,015,000	1,806,946

Open Text Holdings, Inc. 4.125%, 02/15/30[1]	1,125,000	1,075,299

SK hynix, Inc. (South Korea) 2.375%, 01/19/31[1]	2,800,000	2,540,028

Twilio, Inc. 3.625%, 03/15/29	600,000	579,585
3.875%, 03/15/31	2,194,000	2,096,857

Total Technology		18,342,797

Utilities - 2.9%

Dominion Energy, Inc.
Series B, (7.000% to 03/03/34 then U.S. Treasury Yield Curve CMT 5 year + 2.511%), 7.000%, 06/01/54[2,4,5]	2,189,000	2,370,142

DPL LLC 4.350%, 04/15/29	1,000,000	986,117

Duke Energy Corp. 2.550%, 06/15/31	1,595,000	1,452,404
(6.450% to 06/01/34 then U.S. Treasury Yield Curve CMT 5 year + 2.588%), 6.450%, 09/01/54[2,4,5]	2,290,000	2,403,534

	Principal Amount	Value

Exelon Corp.
(6.500% to 12/15/34 then U.S. Treasury Yield Curve CMT 5 year + 1.975%), 6.500%, 03/15/55[4,5]	$2,315,000	$2,408,855

Total Utilities		9,621,052

Total Corporate Bonds and Notes (Cost $179,162,707)		178,036,569

Asset-Backed Securities - 4.3%

AGL CLO 39, Ltd. Series 2025-39A, Class A1 (3 month SOFR + 1.130%, Cap N/A, Floor 1.130%), 5.014%, 04/20/38[1,5]	1,050,000	1,049,435

AGL Core CLO, Ltd. Series 2025-38A, Class A1 (3 month SOFR + 1.240%, Cap N/A, Floor 1.240%), 5.097%, 01/22/38[1,5]	1,000,000	1,000,436

American Express Credit Account Master Trust Series 2025-5, Class A 4.510%, 07/15/32	610,000	623,050

Carmax Auto Owner Trust Series 2025-1, Class A2A 4.630%, 03/15/28	887,654	889,733

Compass Datacenters Issuer II LLC Series 2024-1A, Class A1 5.250%, 02/25/49[1]	3,050,000	3,066,919

Elmwood CLO II, Ltd. Series 2019-2A, Class A1RR (3 month SOFR + 1.350%, Cap N/A, Floor 1.350%), 5.234%, 10/20/37[1,5]	1,715,000	1,719,648

Ford Credit Auto Owner Trust Series 2022-B, Class A4 3.930%, 08/15/27	956,562	956,680

Magnetite XXXIV, Ltd. Series 2023-34A, Class A1R (3 month SOFR + 1.140%, Cap N/A, Floor 1.140%), 5.045%, 01/15/38[1,5]	850,000	849,565

Magnetite XXXVI, Ltd. Series 2023-36A, Class AR (3 month SOFR + 1.320%, Cap N/A, Floor 1.320%), 5.178%, 07/25/38[1,5]	880,000	881,305

Palmer Square CLO, Ltd.
Series 2018-2A, Class A1R (3 month SOFR + 1.530%, Cap N/A, Floor 1.530%), 5.424%, 04/16/37[1,5]	990,000	992,179
Series 2021-1A, Class A1AR (3 month SOFR + 1.150%, Cap N/A, Floor 1.150%), 5.034%, 04/20/38[1,5]	551,000	550,706

Santander Drive Auto Receivables Trust Series 2022-7, Class B 5.950%, 01/17/28	251,652	251,895

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Asset-Backed Securities–4.3% (continued)

Voya CLO, Ltd. Series 2021-2A, Class A1R (3 month SOFR + 1.170%, Cap N/A, Floor 1.170%), 5.054%, 04/20/38[1,5]	$1,475,000	$1,470,604

Total Asset-Backed Securities (Cost $14,304,560)		14,302,155

Mortgage-Backed Securities - 5.2%
Chase Home Lending Mortgage Trust Series 2024-1, Class A6 6.500%, 01/25/55[1,5]	688,521	694,710
Citigroup Mortgage Loan Trust Series 2022-J1, Class A1 2.500%, 02/25/52[1,5]	882,167	822,154

Connecticut Avenue Securities Trust
Series 2024-R01, Class 1M1 4.924%, 01/25/44[1,5]	848,338	847,277
Series 2024-R02, Class 1M1 4.974%, 02/25/44[1,5]	613,947	613,566
Series 2024-R06, Class 1A1 5.024%, 09/25/44[1,5]	645,663	646,891

DATA Mortgage Trust Series 2023-CNTR, Class A 5.728%, 08/12/43[1,5]	1,900,000	1,947,016

Freddie Mac STACR REMIC Trust Series 2023-HQA3, Class A1 5.724%, 11/25/43[1,5]	834,943	842,507

FREMF Mortgage Trust Series 2016-K53, Class B 4.277%, 03/25/49[1,5]	126,212	125,832

GS Mortgage Securities Trust Series 2020-GC47, Class A5 2.377%, 05/12/53	900,000	828,060

GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ4, Class A6 2.500%, 09/25/51[1,5]	2,254,143	2,122,473
Series 2021-PJ5, Class A6 2.500%, 10/25/51[1,5]	776,560	729,483

GS Mortgage-Backed Securities Trust Series 2021-PJ8, Class A2 2.500%, 01/25/52[1,5]	1,769,782	1,482,287
Series 2021-PJ9, Class A8 2.500%, 02/26/52[1,5]	1,406,860	1,263,252
Series 2022-PJ3, Class A4 2.500%, 08/25/52[1,5]	767,431	639,426
Series 2022-PJ3, Class A7 2.500%, 08/25/52[1,5]	531,104	505,604

JP Morgan Mortgage Trust Series 2021-1, Class A3A 2.000%, 06/25/51[1,5]	487,926	390,633
Series 2021-7, Class A6 2.500%, 11/25/51[1,5]	1,577,455	1,483,356
Series 2022-2, Class A6 3.000%, 08/25/52[1,5]	728,199	688,121

	Principal Amount	Value
Series 2022-4, Class A3 3.000%, 10/25/52[1,5]	$759,511	$662,762

Total Mortgage-Backed Securities (Cost $17,134,384)		17,335,410

Municipal Bonds - 2.9%

California Health Facilities Financing Authority 4.190%, 06/01/37	3,395,000	3,243,266

California State General Obligation, School Improvements, Build America Bonds 7.550%, 04/01/39	2,030,000	2,463,562

Dallas Fort Worth International Airport, Series A 4.507%, 11/01/51	1,000,000	862,201

JobsOhio Beverage System, Series A 2.833%, 01/01/38	3,635,000	3,057,715
2.833%, 01/01/38	65,000	54,697

Total Municipal Bonds (Cost $11,261,505)		9,681,441

U.S. Government and Agency Obligations -33.0%

Fannie Mae - 16.8%

FNMA 3.500%, 02/01/35 to 08/01/49	21,522,750	20,578,075
4.000%, 07/01/44 to 06/01/49	16,321,023	15,793,784
4.500%, 05/01/48 to 06/01/49	4,723,008	4,732,088
5.000%, 05/01/50	2,221,009	2,259,321
5.500%, 11/01/52 to 02/01/55	8,240,540	8,463,698
6.500%, 02/01/54	4,251,243	4,466,830

Total Fannie Mae		56,293,796

Freddie Mac - 5.0%

FHLMC 2.000%, 03/01/36	4,017,178	3,723,569
3.000%, 04/01/51	1,956,481	1,746,531
4.500%, 10/01/48 to 12/01/48	3,420,006	3,394,191

Freddie Mac Multifamily Structured Pass Through Certificates
Series K139, Class A2 2.590%, 01/25/32[5]	1,525,000	1,395,333

Freddie Mac REMICS
Series 5106, Class KA 2.000%, 03/25/41	3,489,622	3,309,463
Series 5297, Class DA 5.000%, 12/25/52	1,573,721	1,596,165

Freddie Mac STACR REMIC Trust
Series 2025-DNA3, Class A1 4.824%, 09/25/45[1,5]	767,687	767,893
Series 2024-DNA1, Class M1 5.224%, 02/25/44[1,5]	995,565	995,873

Total Freddie Mac		16,929,018

U.S. Treasury Obligations - 11.2%

U.S. Treasury Bonds 1.250%, 05/15/50	5,625,000	2,692,529
1.875%, 02/15/51	8,097,000	4,524,831

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

U.S. Treasury Obligations - 11.2% (continued)

U.S. Treasury Bonds 2.250%, 05/15/41	$15,359,000	$11,296,665
2.500%, 02/15/46	1,796,000	1,250,676
3.125%, 05/15/48	10,968,000	8,330,110
3.625%, 02/15/53	6,760,000	5,472,959
3.875%, 02/15/43	4,324,000	3,889,911

Total U.S. Treasury Obligations		37,457,681

Total U.S. Government and Agency Obligations (Cost $128,120,614)		110,680,495

Short-Term Investments - 3.1%

Joint Repurchase Agreements - 2.6%[7]

Citadel Securities LLC, dated 12/31/25, due 01/02/26, 3.940% total to be received $1,425,312 (collateralized by various U.S. Treasuries, 0.000% - 5.250%, 01/31/26 -11/15/55, totaling $1,453,903)	1,425,000	1,425,000

Natwest Markets Securities, Inc., dated 12/31/25, due 01/02/26, 3.840% total to be received $513,200 (collateralized by various U.S. Treasuries, 0.625% - 4.875%, 04/30/26 -11/15/34, totaling $523,353)	513,091	513,091

	Principal Amount	Value

State of Wisconsin Investment Board, dated 12/31/25, due 01/02/26, 3.970% total to be received $6,602,072 (collateralized by various U.S. Treasuries, 0.125% - 3.875%, 04/15/28 -02/15/55, totaling $6,712,058)	$6,600,616	$6,600,616

Total Joint Repurchase Agreements		8,538,707

Repurchase Agreements - 0.5%

Fixed Income Clearing Corp., dated 12/31/25, due 01/02/26, 3.350% total to be received $1,771,330 (collateralized by a U.S. Treasury Note, 4.375%, 12/31/29, totaling $1,806,487)	1,771,000	1,771,000

Total Short-Term Investments (Cost $10,309,707)		10,309,707

Total Investments - 101.6% (Cost $360,293,477)		340,345,777

Other Assets, less Liabilities - (1.6)%		(5,502,306)

Net Assets - 100.0%		$334,843,471

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the value of these securities amounted to $63,938,807 or 19.1% of net assets.

[2]

Some of these securities, amounting to $33,692,160 or 10.1% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Step Bond: A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[4]	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2025. Rate will reset at a future date.

[5]

Variable rate security. The rate shown is based on the latest available information as of December 31, 2025. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[6]	Perpetuity Bond. The date shown represents the next call date.

[7]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
DAC	Designated Activity Co.
FHLMC	Freddie Mac
FNMA	Fannie Mae
MTN	Medium-Term Note
REMICS	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STACR	Structured Agency Credit Risk

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Corporate Bonds and Notes†	–	$178,036,569	–	$178,036,569

Asset-Backed Securities	–	14,302,155	–	14,302,155

Mortgage-Backed Securities	–	17,335,410	–	17,335,410

Municipal Bonds	–	9,681,441	–	9,681,441

U.S. Government and Agency Obligations†	–	110,680,495	–	110,680,495

Short-Term Investments

Joint Repurchase Agreements	–	8,538,707	–	8,538,707

Repurchase Agreements	–	1,771,000	–	1,771,000

Total Investments in Securities	–	$340,345,777	–	$340,345,777

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2025, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments December 31, 2025

	Principal Amount	Value

Municipal Bonds - 98.8%

Alabama - 3.1%

Alabama Highway Authority, (AG) 5.000%, 09/01/38	$5,000,000	$5,753,352

County of Jefferson Sewer Revenue 5.250%, 10/01/49	5,810,000	6,000,412

Southeast Energy Authority A Cooperative District, Series E 5.000%, 10/01/30	11,850,000	12,730,986

Southeast Energy Authority A Cooperative District, Series H 5.000%, 11/01/35	5,000,000	5,363,599

Total Alabama		29,848,349

Arizona - 0.3%

Maricopa County Industrial Development Authority, Series D, 5.000%, 12/01/40	2,150,000	2,318,397
5.000%, 12/01/41	1,000,000	1,067,019

Total Arizona		3,385,416

California - 5.7%

California Municipal Finance Authority, Community Medical Centers, Series A 5.000%, 02/01/31	900,000	915,481

Los Angeles Department of Water & Power, Series A, (BAM) 5.000%, 07/01/43	1,250,000	1,346,003

Los Angeles Department of Water & Power, Series B, 5.000%, 07/01/31	2,205,000	2,461,482
5.000%, 07/01/32	3,480,000	3,936,460
5.000%, 07/01/33	2,800,000	3,195,764

Los Angeles Department of Water & Power, Series C 5.000%, 07/01/30	10,000,000	10,882,339

San Francisco City & County Airport Commission, San Francisco International Airport, Series A, 5.000%, 05/01/32	3,000,000	3,286,184
5.000%, 05/01/34	5,010,000	5,291,518
5.000%, 05/01/35	5,800,000	6,110,060

University of California, Series CD, 5.000%, 05/15/36	10,000,000	11,953,127
5.500%, 05/15/40	5,000,000	5,930,052

Total California		55,308,470

Colorado - 0.5%

Colorado Health Facilities Authority, Series A 5.000%, 08/01/33	4,260,000	4,516,849

Connecticut - 1.9%

Connecticut State Health & Educational Facilities Authority, 5.000%, 07/01/31	6,205,000	6,744,253
5.000%, 07/01/33	2,750,000	3,005,984
5.000%, 07/01/34	3,250,000	3,536,898

	Principal Amount	Value

State of Connecticut Special Tax Revenue, Series A, 5.000%, 07/01/37	$2,300,000	$2,676,235
5.000%, 07/01/38	2,000,000	2,307,068

Total Connecticut		18,270,438

Florida - 5.0%

County of Miami-Dade Aviation Revenue, Series A 5.000%, 10/01/35	5,000,000	5,554,984

Escambia County Health Facilities Authority 5.000%, 08/15/37	6,000,000	6,222,771

Florida Development Finance Corp. 4.000%, 11/15/33	10,000,000	10,328,130

Florida Housing Finance Corp., Series 3, (GNMA FNMA FHLMC) 4.500%, 07/01/44	4,975,000	5,007,322

Lee County Industrial Development Authority, Series 1 5.000%, 04/01/34	3,145,000	3,315,039

Miami-Dade County Educational Facilities Authority, Series B 5.250%, 04/01/36	5,000,000	5,848,624

State Board of Administration Finance Corp., Series A 5.526%, 07/01/34	10,000,000	10,514,426

Volusia County Educational Facility Authority 5.000%, 10/15/33	2,000,000	2,287,323

Total Florida		49,078,619

Georgia - 1.4%

Private Colleges & Universities Authority, Series A, 5.000%, 09/01/32	6,500,000	7,435,298
5.000%, 09/01/33	5,000,000	5,786,445

Total Georgia		13,221,743

Illinois - 9.3%

Chicago Midway International Airport, Series A 5.000%, 01/01/33	2,000,000	2,194,178

Chicago O’Hare International Airport, Senior Lien, Series A, 5.000%, 01/01/36	10,050,000	10,452,036
5.000%, 01/01/38	5,500,000	5,678,567

Chicago O’Hare International Airport, Series A 5.250%, 01/01/41	2,000,000	2,159,297

Chicago Transit Authority Sales Tax Receipts Fund, Series A 5.000%, 12/01/43	3,000,000	3,191,680

Illinois Finance Authority, Series A, 4.000%, 08/15/37	5,910,000	5,932,688
5.000%, 04/01/34	4,640,000	5,350,314

Illinois Finance Authority, Series B 5.000%, 04/01/35	2,970,000	3,396,693

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Illinois - 9.3% (continued)

Illinois State Toll Highway Authority, Senior Revenue, Series A, 5.000%, 12/01/31	$9,735,000	$9,753,920
5.000%, 01/01/36	3,000,000	3,444,802

State of Illinois 5.000%, 02/01/33	7,255,000	8,119,740

State of Illinois Sales Tax Revenue, Series B 5.000%, 06/15/37	6,000,000	6,682,572

State of Illinois, Series A 5.250%, 03/01/37	8,500,000	9,293,273

State of Illinois, Series B, 5.000%, 05/01/34	10,000,000	11,000,729
5.250%, 05/01/42	2,000,000	2,144,627
5.250%, 05/01/45	2,000,000	2,088,680

Total Illinois		90,883,796

Indiana - 0.9%

Indiana Finance Authority, Series A 5.000%, 02/01/32	5,000,000	5,573,206

Indiana Finance Authority, Series A1 5.000%, 11/15/40	3,000,000	3,320,350

Total Indiana		8,893,556

Kentucky - 3.9%

Kentucky State Property & Building Commission, Series A, 5.000%, 10/01/37	5,650,000	6,413,692
5.000%, 04/01/40	7,750,000	8,597,726
5.000%, 04/01/41	8,500,000	9,321,227

Kentucky State Property & Building Commission, Series B, 5.000%, 04/01/34	6,310,000	7,290,486
5.000%, 04/01/35	5,595,000	6,521,049

Total Kentucky		38,144,180

Louisiana - 1.6%

Louisiana Stadium & Exposition District, Series A, 5.000%, 07/01/40	2,750,000	2,977,884
5.000%, 07/01/42	11,500,000	12,236,656

Total Louisiana		15,214,540

Maryland - 0.7%

Maryland Stadium Authority 5.000%, 06/01/40	2,500,000	2,757,739

Maryland Stadium Authority Sports Entertainment Facilities Revenue 5.000%, 06/15/37	3,320,000	3,756,881

Total Maryland		6,514,620

Massachusetts - 2.3%

Commonwealth of Massachusetts Transportation Fund Revenue, Series A, 5.000%, 06/01/38	2,000,000	2,320,724
5.000%, 06/01/39	2,000,000	2,302,910

	Principal Amount	Value

Commonwealth of Massachusetts, Series G, 5.000%, 12/01/39	$2,000,000	$2,287,454
5.000%, 12/01/40	1,750,000	1,981,060
5.000%, 12/01/41	1,250,000	1,398,881

Massachusetts Development Finance Agency, 5.250%, 07/01/48	4,250,000	4,307,515
5.500%, 07/01/45	1,490,000	1,536,089

Massachusetts Development Finance Agency, Series 1, 5.000%, 07/01/40	1,870,000	2,016,525
5.000%, 07/01/41	2,095,000	2,234,446

Massachusetts School Building Authority, Series B 5.000%, 02/15/37	1,750,000	2,034,129

Total Massachusetts		22,419,733

Michigan - 2.6%

Great Lakes Water Authority Sewage Disposal System Revenue, Series B, 5.000%, 07/01/34	9,000,000	10,475,008
5.000%, 07/01/35	8,000,000	9,310,244

Great Lakes Water Authority Water Supply System Revenue, Series A 5.000%, 07/01/35	2,500,000	2,918,065

Michigan State Housing Development Authority, Series A 4.850%, 12/01/45	3,000,000	3,034,072

Total Michigan		25,737,389

New Hampshire - 0.3%

New Hampshire Business Finance Authority, Series A 5.000%, 12/01/35	3,000,000	3,365,410

New Jersey - 4.5%

New Jersey Economic Development Authority, Series A 5.250%, 11/01/40	7,000,000	7,678,549

New Jersey Economic Development Authority, Series SSS, 5.250%, 06/15/36	2,750,000	3,190,269
5.250%, 06/15/37	1,750,000	2,015,295

New Jersey State Turnpike Authority, Series D 5.000%, 01/01/28	4,500,000	4,599,085

New Jersey Transportation Trust Fund Authority, Series A, 5.250%, 06/15/41	2,700,000	2,961,752
5.250%, 06/15/42	2,250,000	2,446,163

New Jersey Transportation Trust Fund Authority, Series AA, 5.000%, 06/15/37	2,000,000	2,298,653
5.000%, 06/15/38	1,700,000	1,935,335

New Jersey Transportation Trust Fund Authority, Series B, 5.000%, 06/15/32	2,350,000	2,612,095
5.000%, 06/15/33	6,000,000	6,644,417

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New Jersey - 4.5% (continued)

New Jersey Transportation Trust Fund Authority, Series BB 4.000%, 06/15/37	$3,000,000	$3,058,979

South Jersey Transportation Authority, 5.000%, 11/01/39	1,150,000	1,240,081
5.000%, 11/01/41	2,615,000	2,772,737

Total New Jersey		43,453,410

New York - 22.1%

City of New York 5.000%, 08/01/34	5,000,000	5,699,665

City of New York, Series 1, 5.000%, 08/01/31	1,000,000	1,119,370
5.000%, 09/01/40	5,000,000	5,477,349

City of New York, Series C, 5.000%, 08/01/33	1,500,000	1,638,912
5.000%, 08/01/34	3,250,000	3,536,651

City of New York, Series D 5.000%, 04/01/32	2,000,000	2,259,007

City of New York, Series F, 5.000%, 08/01/32	3,750,000	4,253,247
5.000%, 08/01/36	5,000,000	5,728,610

City of New York, Series L-5 5.000%, 04/01/33	6,500,000	7,192,523

Metropolitan Transportation Authority, Series A 5.000%, 11/15/37	7,460,000	8,378,957

Metropolitan Transportation Authority, Series B, 5.000%, 11/15/31	15,000,000	16,785,852
5.000%, 11/15/33	3,490,000	3,985,884

New York City Transitional Finance Authority Building Aid Revenue, Series 2, (ST AID) 5.000%, 07/15/36	4,500,000	5,255,997
5.000%, 07/15/37	5,000,000	5,787,788

New York City Transitional Finance Authority Future Tax Secured Revenue, Series 1, 5.000%, 11/01/32[1]	5,000,000	5,706,474
5.000%, 11/01/36[1]	2,500,000	2,921,575
5.000%, 11/01/37	1,700,000	1,931,758
5.000%, 11/01/37[1]	2,500,000	2,889,336
5.000%, 11/01/39	4,000,000	4,461,740

New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, 05/01/33	2,960,000	3,402,372

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1, 5.000%, 05/01/40	2,500,000	2,727,352
5.000%, 05/01/41	2,750,000	2,983,653

New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 5.000%, 02/01/37	5,000,000	5,409,234

New York State Dormitory Authority 4.000%, 05/01/39	2,000,000	2,012,875

	Principal Amount	Value

New York State Dormitory Authority, Series A, 5.000%, 03/15/40	$4,000,000	$4,424,952
5.000%, 03/15/40	1,000,000	1,126,119
5.000%, 03/15/41	7,090,000	7,756,013
5.000%, 03/15/41	2,000,000	2,223,504

New York State Dormitory Authority, Series C, 5.000%, 03/15/34	4,585,000	5,346,234
5.000%, 03/15/35	3,500,000	4,115,292

New York Transportation Development Corp., 4.000%, 10/31/41	1,250,000	1,191,523
4.000%, 10/31/46	1,500,000	1,333,634
5.000%, 12/01/30	1,000,000	1,099,632
5.000%, 12/01/31	1,100,000	1,207,310
5.000%, 12/01/32	1,450,000	1,585,620
5.000%, 12/01/33	1,000,000	1,089,072
5.000%, 12/01/36	10,000,000	10,673,770
5.000%, 06/30/49	2,010,000	2,017,295
5.250%, 06/30/49	5,000,000	5,032,681
6.000%, 06/30/44	1,320,000	1,438,416
6.000%, 06/30/50	2,000,000	2,126,266
6.000%, 06/30/54	3,000,000	3,100,821

New York Transportation Development Corp., Series A 5.500%, 12/31/54	4,500,000	4,590,444

Port Authority of New York & New Jersey, Series 221 5.000%, 07/15/32	5,000,000	5,372,028

Triborough Bridge & Tunnel Authority, Series A, 5.000%, 12/01/42	1,000,000	1,096,816
5.000%, 12/01/43	1,500,000	1,623,543

Utility Debt Securitization Authority, Series 2, 5.000%, 12/15/36	8,000,000	9,306,749
5.000%, 06/15/37	9,000,000	10,495,117
5.000%, 12/15/37	12,000,000	14,020,261

Total New York		214,939,293

North Carolina - 2.3%

County of Union Enterprise System Revenue, 1.750%, 06/01/34	3,300,000	2,834,840
1.750%, 06/01/35	4,225,000	3,551,593
1.850%, 06/01/36	4,315,000	3,570,878
2.125%, 06/01/40	3,350,000	2,601,989

Nash Health Care Systems 5.000%, 02/01/32	1,000,000	1,107,534

North Carolina Turnpike Authority, Series A, (AG) 5.000%, 01/01/58	9,000,000	9,191,353

Total North Carolina		22,858,187

North Dakota - 0.4%

North Dakota Housing Finance Agency, Series A 4.940%, 07/01/45	3,000,000	3,061,893

North Dakota Housing Finance Agency, Series C 4.700%, 07/01/45	1,000,000	1,003,220

Total North Dakota		4,065,113

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Ohio - 1.5%

Columbus Regional Airport Authority, Series A, 5.000%, 01/01/34	$1,300,000	$1,454,082
5.000%, 01/01/35	1,200,000	1,350,142
5.000%, 01/01/36	2,500,000	2,779,047

Ohio Housing Finance Agency, Series A, (GNMA FNMA FHLMC) 4.350%, 09/01/44	2,880,000	2,895,881

The Ohio State University, Series A 5.000%, 06/01/35[1]	5,000,000	5,872,781

Total Ohio		14,351,933

Oklahoma - 0.6%

Oklahoma Turnpike Authority, Series B, 5.000%, 01/01/39	1,300,000	1,493,456
5.000%, 01/01/40	2,115,000	2,386,731
5.000%, 01/01/41	1,750,000	1,947,490

Total Oklahoma		5,827,677

Pennsylvania - 4.1%

Allegheny County Airport Authority, Series A 5.000%, 01/01/32	2,215,000	2,390,207

City of Philadelphia, Series C, 5.000%, 08/01/33	1,000,000	1,151,619
5.000%, 08/01/34	1,305,000	1,517,549
5.000%, 08/01/35	2,000,000	2,341,988

Commonwealth Financing Authority, Pennsylvania Tobacco 5.000%, 06/01/32	7,910,000	8,289,827

Hospitals & Higher Education Facilities Authority of Philadelphia, (AG) 4.000%, 07/01/38	2,500,000	2,510,818
4.000%, 07/01/39	2,000,000	1,988,392

Pennsylvania Economic Development Financing Authority, 5.250%, 06/30/35	5,015,000	5,519,983
5.750%, 06/30/48	6,000,000	6,277,791

Pennsylvania Economic Development Financing Authority, Series B 5.000%, 03/15/39	1,020,000	1,122,804

Pennsylvania Housing Finance Agency, Series 146A 4.500%, 10/01/44	6,500,000	6,527,050

Total Pennsylvania		39,638,028

Rhode Island - 0.5%

Rhode Island Health and Educational Building Corp. 5.250%, 05/15/49	5,175,000	5,249,451

South Carolina - 2.0%

Richland County School District No 2, Series A, (South Carolina School District) 2.000%, 03/01/38	6,190,000	4,986,959
2.000%, 03/01/39	10,080,000	7,907,292

	Principal Amount	Value

South Carolina Public Service Authority, Series B, 5.000%, 12/01/41	$2,250,000	$2,441,229
5.000%, 12/01/43	3,725,000	3,959,746

Total South Carolina		19,295,226

Tennessee - 0.7%

City of Chattanooga Electric System Revenue 2.000%, 09/01/39	8,925,000	6,902,409

Texas - 14.7%

Central Texas Regional Mobility Authority, Series A, 5.000%, 01/01/35	1,250,000	1,448,217
5.000%, 01/01/36	1,350,000	1,571,265
5.000%, 01/01/37	1,415,000	1,627,413
5.000%, 01/01/38	1,700,000	1,932,793
5.000%, 01/01/39	1,300,000	1,464,817

Central Texas Regional Mobility Authority, Series B, 5.000%, 01/01/40	1,000,000	1,106,914
5.000%, 01/01/41	1,200,000	1,314,139

Central Texas Turnpike System, Series C, 5.000%, 08/15/39	2,500,000	2,774,714
5.000%, 08/15/40	1,500,000	1,649,682
5.000%, 08/15/41	1,500,000	1,636,369
5.000%, 08/15/42	1,000,000	1,081,870

City of Austin Electric Utility Revenue 5.000%, 11/15/35	5,000,000	5,673,891

City of Houston Airport System, Series A, 4.000%, 07/01/35	1,100,000	1,118,572
4.000%, 07/01/36	1,100,000	1,107,578
5.000%, 07/01/34	2,835,000	3,072,723

City of Houston, Series A, 5.000%, 03/01/40	2,000,000	2,183,079
5.000%, 03/01/41	2,500,000	2,709,585
5.000%, 03/01/42	2,245,000	2,414,649

City of San Antonio Electric & Gas Systems, Series A, 5.000%, 02/01/34	5,460,000	6,255,239
5.000%, 02/01/35	3,000,000	3,420,075
5.000%, 02/01/37	3,010,000	3,248,747
5.000%, 02/01/38	2,985,000	3,204,367

City of San Antonio Electric & Gas Systems, Series D 5.000%, 02/01/39	6,455,000	7,269,026

City of San Antonio TX Electric & Gas Systems Revenue, Series A, 5.000%, 02/01/36[1]	6,000,000	7,010,414
5.000%, 02/01/39[1]	7,500,000	8,530,918

County of Harris Toll Road First Lien, Series A 5.000%, 08/15/34	5,000,000	5,731,501

County of Harris Toll Road Revenue, Series A 5.000%, 08/15/36	4,000,000	4,578,572

Harris County-Houston Sports Authority, Series B, (AG) 5.000%, 11/15/44	2,115,000	2,212,400

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Texas - 14.7% (continued)

Lamar Consolidated Independent School District 5.000%, 02/15/34	$7,965,000	$9,020,229

Lower Colorado River Authority, Series A, 5.000%, 05/15/31	2,300,000	2,562,139
5.000%, 05/15/32	2,000,000	2,256,011

North East Texas Regional Mobility Authority, Series A, 5.000%, 01/01/41	1,700,000	1,836,279
5.000%, 01/01/42	1,055,000	1,128,175
5.000%, 01/01/43	1,185,000	1,257,554

North Texas Tollway Authority, Series A, 5.000%, 01/01/39	2,750,000	3,096,084
5.250%, 01/01/38	3,000,000	3,320,283

North Texas Tollway Authority, Series B 5.000%, 01/01/33	5,000,000	5,694,723

Prosper Independent School District, Series A, (PSF-GTD) 1.750%, 02/15/34	3,565,000	3,046,851
1.750%, 02/15/35	5,155,000	4,315,316

Tarrant County Cultural Education Facilities Finance Corp., Series 1 5.000%, 11/15/51	3,000,000	3,346,073

Tarrant County Cultural Education Facilities Finance Corp., Series 2 5.000%, 11/15/51	2,500,000	2,847,823

Texas Private Activity Bond Surface Transportation Corp., 5.500%, 06/30/41	1,000,000	1,054,770
5.500%, 06/30/42	1,000,000	1,050,155
5.500%, 06/30/43	1,000,000	1,043,470

Texas Private Activity Bond Surface Transportation Corp., Series A, 4.000%, 12/31/37	5,000,000	5,021,341
4.000%, 12/31/38	3,735,000	3,739,675

Total Texas		142,986,480

Utah - 2.5%

Downtown Revitalization Public Infrastructure District, Series A, (AG) 5.000%, 06/01/36	1,620,000	1,735,598
5.000%, 06/01/37	1,700,000	1,812,488

Intermountain Power Agency, 5.000%, 07/01/33 5.000%, 07/01/34	3,500,000 3,500,000	3,949,724 3,932,252

Intermountain Power Agency, Series A 5.000%, 07/01/34	5,250,000	5,809,121

Salt Lake City Corp. Airport Revenue, Series A 5.000%, 07/01/30	6,585,000	6,891,730

Total Utah		24,130,913

	Principal Amount	Value

Virginia - 0.6%

Virginia Small Business Financing Authority, 4.000%, 01/01/37	$3,000,000	$2,992,090
4.000%, 01/01/38	3,000,000	2,979,154

Total Virginia		5,971,244

Washington - 0.6%

Port of Seattle, Series C 5.000%, 08/01/31	2,000,000	2,203,851

Washington Health Care Facilities Authority, Series A 5.000%, 08/01/38	3,270,000	3,401,025

Total Washington		5,604,876

West Virginia - 1.5%

West Virginia Hospital Finance Authority, Series B 6.000%, 09/01/48	5,250,000	5,705,325

West Virginia Parkways Authority, 5.000%, 06/01/37	1,450,000	1,580,700
5.000%, 06/01/38	2,000,000	2,170,448
5.000%, 06/01/39	5,150,000	5,563,722

Total West Virginia		15,020,195

Wisconsin - 0.7%

Public Finance Authority, 5.750%, 06/30/60	3,000,000	3,095,791
6.500%, 06/30/60	3,000,000	3,294,680

Total Wisconsin		6,390,471

Total Municipal Bonds (Cost $960,364,274)		961,488,014

Short-Term Investments - 3.4%

Repurchase Agreements - 3.4%

Fixed Income Clearing Corp., dated 12/31/25, due 01/02/26, 3.350% total to be received $33,527,239 (collateralized by a U.S. Treasury Note, 4.375%, 12/31/29, totaling $34,191,420)	33,521,000	33,521,000

Total Short-Term Investments (Cost $33,521,000)		33,521,000

Total Investments - 102.2% (Cost $993,885,274)		995,009,014

Other Assets, less Liabilities - (2.2)%		(21,321,638)

Net Assets - 100.0%		$973,687,376

[1] All or part of a security is delayed delivery transaction. The market value for delayed delivery securities at December 31, 2025, amounted to $32,931,498 or 3.4% of net assets.	AG	Assured Guaranty
	BAM	Build America Mutual Assurance Co.
	FHLMC	Freddie Mac

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Schedule of Portfolio Investments (continued)

FNMA	Fannie Mae
GNMA	Ginnie Mae

PSF-GTD	Permanent School Fund Guaranteed
ST AID	State Aid Withholding

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	–	$961,488,014	–	$961,488,014

Short-Term Investments

Repurchase Agreements	–	33,521,000	–	33,521,000

Total Investments in Securities	–	$995,009,014	–	$995,009,014

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2025, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments December 31, 2025

	Principal Amount	Value

Municipal Bonds - 97.0%

Alabama - 0.7%

County of Jefferson Sewer Revenue 5.500%, 10/01/53	$1,000,000	$1,045,709

California - 0.5%

California Municipal Finance Authority, Series A 4.000%, 02/01/51	1,000,000	864,414

Colorado - 4.8%

Colorado Health Facilities Authority, Series A 5.125%, 12/01/45	1,000,000	1,016,412

Public Authority for Colorado Energy Natural Gas Purchase Revenue 6.500%, 11/15/38	5,395,000	6,513,882

Total Colorado		7,530,294

Florida - 13.4%

Capital Trust Authority, Series A, 5.000%, 06/01/54[1]	1,000,000	895,148
5.000%, 06/01/64[1]	1,000,000	869,263

Escambia County Health Facilities Authority 4.000%, 08/15/50	5,065,000	4,277,406

Florida Development Finance Corp., 4.000%, 02/01/52	2,515,000	2,065,224
5.000%, 02/01/52	1,675,000	1,606,862

Hillsborough County Industrial Development Authority 4.000%, 08/01/50	4,185,000	3,587,125

Miami Beach Health Facilities Authority 4.000%, 11/15/46	4,185,000	3,764,260

Palm Beach County Health Facilities Authority, Series B 5.000%, 11/15/55	1,500,000	1,482,388

Village Community Development District No 15 4.800%, 05/01/55[1]	995,000	955,255

Village Community Development District No 16 5.125%, 05/01/56	1,750,000	1,748,755

Total Florida		21,251,686

Georgia - 2.0%

Fayette County Development Authority, 5.250%, 10/01/49	1,500,000	1,554,724
5.250%, 10/01/54	1,500,000	1,544,606

Total Georgia		3,099,330

Illinois - 2.0%

Metropolitan Pier & Exposition Authority, 4.000%, 06/15/52	1,500,000	1,289,283
5.000%, 06/15/50	1,835,000	1,825,297

Total Illinois		3,114,580

	Principal Amount	Value

Indiana - 3.2%

Indiana Finance Authority, Series A, 5.000%, 07/01/54	$1,000,000	$1,000,130
5.000%, 07/01/59	1,250,000	1,240,304
5.250%, 03/01/50	1,500,000	1,503,186
5.250%, 07/01/64	1,250,000	1,260,376

Total Indiana		5,003,996

Massachusetts - 8.2%

Massachusetts Development Finance Agency, 4.000%, 07/01/51	4,340,000	3,588,759
5.250%, 07/01/50	1,250,000	1,259,277
5.250%, 07/01/52	2,745,000	2,737,599
5.250%, 07/01/55	1,250,000	1,230,057
5.250%, 07/01/55	1,000,000	1,002,773

Massachusetts Development Finance Agency, Series 1, 4.500%, 07/01/54	1,000,000	937,597
5.250%, 07/01/50	1,000,000	1,029,515

Massachusetts Development Finance Agency, Series A 5.000%, 07/01/54[1]	1,200,000	1,153,891

Total Massachusetts		12,939,468

Michigan - 0.3%

Michigan State Housing Development Authority, Series C 5.050%, 06/01/51	500,000	503,708

Nebraska - 2.8%

Central Plains Energy Project #3, Series A 5.000%, 09/01/42	4,205,000	4,469,680

New Hampshire - 0.7%

New Hampshire Business Finance Authority, Series A 5.500%, 06/01/55	1,000,000	1,040,074

New Jersey - 3.9%

Tobacco Settlement Financing Corp., Series A, 5.000%, 06/01/46	2,095,000	2,061,977
5.250%, 06/01/46	2,755,000	2,744,019

Tobacco Settlement Financing Corp., Series B 5.000%, 06/01/46	1,415,000	1,373,522

Total New Jersey		6,179,518

New York - 14.8%

New York State Dormitory Authority, Series A, 4.000%, 07/01/47	1,675,000	1,444,128
4.000%, 07/01/52	1,775,000	1,485,663
4.250%, 07/01/50	1,000,000	897,115

New York Transportation Development Corp., 4.000%, 04/30/53	5,790,000	4,918,109
5.500%, 06/30/54	1,500,000	1,517,693
5.625%, 04/01/40	4,000,000	4,196,758
6.000%, 04/01/35	1,500,000	1,653,109
6.000%, 06/30/54	1,750,000	1,808,812
6.000%, 06/30/59	1,000,000	1,051,757

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

New York - 14.8% (continued)

New York Transportation Development Corp., Series A 5.500%, 12/31/60	$3,500,000	$3,537,761

Suffolk Regional Off-Track Betting Co. 5.750%, 12/01/44	1,000,000	1,018,263

Total New York		23,529,168

Ohio - 1.9%

County of Hamilton, Series A 5.500%, 08/01/51	1,000,000	1,026,199

Ohio Higher Educational Facility Commission, 5.250%, 05/01/49	1,000,000	1,019,598
5.250%, 05/01/54	1,000,000	1,013,904

Total Ohio		3,059,701

Pennsylvania - 3.2%

Pennsylvania Economic Development Financing Authority 5.250%, 06/30/53	5,025,000	5,093,273

Rhode Island - 6.8%

Rhode Island Health and Educational Building Corp., 5.250%, 05/15/49	1,000,000	1,014,386
5.250%, 05/15/54	4,250,000	4,295,700

Rhode Island Health and Educational Building Corp., Series A, (AG) 5.000%, 07/01/55	1,000,000	1,006,678
5.000%, 07/01/60	1,750,000	1,755,096

Tobacco Settlement Financing Corp., Series A 5.000%, 06/01/40	2,755,000	2,755,189

Total Rhode Island		10,827,049

South Carolina - 4.1%

Richland County School District No 2, Series A, (South Carolina School District) 1.875%, 03/01/38	7,290,000	5,710,744

South Carolina Jobs-Economic Development Authority 5.750%, 11/15/54	750,000	767,209

Total South Carolina		6,477,953

Tennessee - 2.3%

City of Chattanooga Electric 2.000%, 09/01/40	3,710,000	2,756,693

Shelby County Health & Educational Facilities Board, Series A1 5.250%, 06/01/56[1]	1,000,000	965,107

Total Tennessee		3,721,800

Texas - 7.5%

City of Houston Airport System Revenue, Series B, 5.500%, 07/15/37	1,000,000	1,086,851
5.500%, 07/15/38	1,000,000	1,080,265
5.500%, 07/15/39	1,870,000	2,006,777

	Principal Amount	Value

Texas Private Activity Bond Surface Transportation Corp., 5.000%, 06/30/58	$6,900,000	$6,729,780
5.500%, 12/31/58	1,000,000	1,036,065

Total Texas		11,939,738

Virginia - 5.1%

Lynchburg Economic Development Authority 4.000%, 01/01/55	1,000,000	842,486

Virginia Small Business Financing Authority, 4.000%, 01/01/40	1,000,000	968,775
5.000%, 12/31/47	1,645,000	1,645,649
5.000%, 12/31/49	2,095,000	2,017,437
5.000%, 12/31/52	2,655,000	2,542,394

Total Virginia		8,016,741

Washington - 0.6%

Washington State Housing Finance Commission 5.500%, 07/01/49	1,000,000	1,019,383

West Virginia - 1.8%

West Virginia Hospital Finance Authority, Series B 6.000%, 09/01/53	2,625,000	2,835,322

Wisconsin - 6.4%

Public Finance Authority, 5.250%, 11/15/50	1,005,000	1,018,290
5.250%, 11/15/61	1,000,000	1,004,325
5.750%, 06/30/60	1,000,000	1,031,930
5.750%, 12/31/65	4,000,000	4,118,705
6.500%, 12/31/65	1,000,000	1,094,301

Public Finance Authority, Series A 5.000%, 06/01/41[1]	1,900,000	1,930,652

Total Wisconsin		10,198,203

Total Municipal Bonds (Cost $162,463,894)		153,760,788

Short-Term Investments - 2.6%

Repurchase Agreements - 2.6%

Fixed Income Clearing Corp., dated 12/31/25, due 01/02/26, 3.350% total to be received $4,138,770 (collateralized by a U.S. Treasury Note, 4.375%, 12/31/29, totaling $4,220,862)	4,138,000	4,138,000

Total Short-Term Investments (Cost $4,138,000)		4,138,000

Total Investments - 99.6% (Cost $166,601,894)		157,898,788

Other Assets, less Liabilities - 0.4%		562,738

Net Assets - 100.0%		$158,461,526

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Schedule of Portfolio Investments (continued)

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the value of these securities amounted to $6,769,316 or 4.3% of net assets.

AG	Assured Guaranty

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Municipal Bonds†	–	$153,760,788	–	$153,760,788

Short-Term Investments

Repurchase Agreements	–	4,138,000	–	4,138,000

Total Investments in Securities	–	$157,898,788	–	$157,898,788

†	All municipal bonds held in the Fund are Level 2 securities. For a detailed breakout of municipal bonds by major classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended December 31, 2025, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities December 31, 2025

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Assets:

Investments at value[1] (including securities on loan valued at $33,692,160, $0, and $0, respectively)	$340,345,777	$995,009,014	$157,898,788

Cash	679	1,367	1,054

Interest receivable	3,454,957	10,657,416	1,668,023

Securities lending income receivable	5,036	–	–

Receivable for Fund shares sold	17,296	1,761,196	36,562

Receivable from Affiliate	–	21,241	10,850

Prepaid expenses and other assets	13,790	19,928	19,826

Total assets	343,837,535	1,007,470,162	159,635,103

Liabilities:

Payable upon return of securities loaned	8,538,707	–	–

Payable for investments purchased	–	162,904	–

Payable for delayed delivery investments purchased	–	32,645,680	–

Payable for Fund shares repurchased	179,246	503,089	1,012,048

Accrued expenses:

Investment advisory and management fees	69,653	171,073	61,490

Administrative fees	43,011	122,731	20,497

Distribution fees	–	2,118	451

Shareholder service fees	48,357	42,624	7,004

Other	115,090	132,567	72,087

Total liabilities	8,994,064	33,782,786	1,173,577

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$334,843,471	$973,687,376	$158,461,526

[1] Investments at cost	$360,293,477	$993,885,274	$166,601,894

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Net Assets Represent:

Paid-in capital	$415,427,774	$1,011,605,829	$189,554,726

Total distributable (accumulated losses)	(80,584,303)	(37,918,453)	(31,093,200)

Net Assets	$334,843,471	$973,687,376	$158,461,526

Class N:

Net Assets	$197,983,988	$10,026,242	$3,243,148

Shares outstanding	8,962,948	870,310	359,204

Net asset value, offering and redemption price per share	$22.09	$11.52	$9.03

Class I:

Net Assets	$136,859,483	$963,661,134	$155,007,687

Shares outstanding	6,195,198	83,136,097	17,760,933

Net asset value, offering and redemption price per share	$22.09	$11.59	$8.73

Class Z:

Net Assets	–	–	$210,691

Shares outstanding	–	–	24,146

Net asset value, offering and redemption price per share	–	–	$8.73

The accompanying notes are an integral part of these financial statements.

Statement of Operations For the fiscal year ended December 31, 2025

	AMG GW&K ESG Bond Fund	AMG GW&K Municipal Bond Fund	AMG GW&K Municipal Enhanced Yield Fund

Investment Income:

Interest income	$15,898,359	$31,705,359	$7,440,927

Securities lending income	90,841	–	–

Foreign withholding tax	(11,360)	–	–

Total investment income	15,977,840	31,705,359	7,440,927

Expenses:

Investment advisory and management fees	812,127	2,001,325	769,274

Administrative fees	529,649	1,435,369	256,425

Distribution fees - Class N	–	22,905	5,462

Shareholder servicing fees - Class N	526,985	12,890	3,277

Shareholder servicing fees - Class I	71,152	473,875	84,285

Professional fees	98,587	111,465	52,510

Registration fees	52,479	63,653	41,314

Custodian fees	49,156	82,792	28,952

Reports to shareholders	45,526	28,984	15,189

Trustee fees and expenses	30,235	82,376	14,504

Transfer agent fees	18,340	33,304	6,031

Interest expense	840	661	763

Miscellaneous	15,153	34,072	8,622

Total expenses before offsets	2,250,229	4,383,671	1,286,608

Expense reimbursements	(132,927)	(619,838)	(184,217)

Net expenses	2,117,302	3,763,833	1,102,391

Net investment income	13,860,538	27,941,526	6,338,536

Net Realized and Unrealized Gain (Loss):

Net realized loss on investments	(10,965,033)	(5,425,141)	(3,932,838)

Net change in unrealized appreciation/depreciation on investments	22,110,041	27,386,729	1,113,369

Net realized and unrealized gain (loss)	11,145,008	21,961,588	(2,819,469)

Net increase in net assets resulting from operations	$25,005,546	$49,903,114	$3,519,067

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG GW&K ESG Bond Fund		AMG GW&K Municipal Bond Fund		AMG GW&K Municipal Enhanced Yield Fund

	2025	2024	2025	2024	2025	2024

Increase in Net Assets Resulting From Operations:

Net investment income	$13,860,538	$14,402,677	$27,941,526	$26,390,239	$6,338,536	$6,867,624

Net realized loss on investments	(10,965,033)	(9,324,714)	(5,425,141)	(6,960,382)	(3,932,838)	(2,286,414)

Net change in unrealized appreciation/depreciation on investments	22,110,041	1,303,143	27,386,729	(19,308,387)	1,113,369	748,881

Net increase in net assets resulting from operations	25,005,546	6,381,106	49,903,114	121,470	3,519,067	5,330,091

Distributions to Shareholders:

Class N	(8,156,738)	(8,565,094)	(240,946)	(236,843)	(90,713)	(100,918)

Class I	(5,801,542)	(5,856,009)	(27,663,908)	(26,143,251)	(6,246,115)	(6,775,784)

Class Z	–	–	–	–	(7,412)	(4,671)

Total distributions to shareholders	(13,958,280)	(14,421,103)	(27,904,854)	(26,380,094)	(6,344,240)	(6,881,373)

Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(47,280,729)	(56,304,525)	(54,719,399)	3,978,583	(22,834,822)	(25,735,463)

Total decrease in net assets	(36,233,463)	(64,344,522)	(32,721,139)	(22,280,041)	(25,659,995)	(27,286,745)

Net Assets:

Beginning of year	371,076,934	435,421,456	1,006,408,515	1,028,688,556	184,121,521	211,408,266

End of year	$334,843,471	$371,076,934	$973,687,376	$1,006,408,515	$158,461,526	$184,121,521

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$21.41	$21.85	$21.11	$24.88	$28.12

Income (loss) from Investment Operations:

Net investment income[1,2]	0.84	0.76	0.63	0.44	0.44

Net realized and unrealized gain (loss) on investments	0.69	(0.44)	0.75	(3.70)	(0.83)

Total income (loss) from investment operations	1.53	0.32	1.38	(3.26)	(0.39)

Less Distributions to Shareholders from:

Net investment income	(0.85)	(0.76)	(0.64)	(0.47)	(0.47)

Net realized gain on investments	–	–	–	(0.04)	(2.38)

Total distributions to shareholders	(0.85)	(0.76)	(0.64)	(0.51)	(2.85)

Net Asset Value, End of Year	$22.09	$21.41	$21.85	$21.11	$24.88

Total Return[2,3]	7.26%	1.49%	6.69%	(13.17)%	(1.29)%

Ratio of net expenses to average net assets	0.68%[4]	0.68%[4]	0.68%	0.68%	0.69%[5]

Ratio of gross expenses to average net assets[6]	0.72%	0.73%	0.70%	0.69%	0.69%[5]

Ratio of net investment income to average net assets[2]	3.84%	3.49%	2.94%	1.98%	1.71%

Portfolio turnover	35%	37%	27%	23%	186%

Net assets end of year (000’s) omitted	$197,984	$222,537	$269,529	$301,028	$427,818

The accompanying notes are an integral part of these financial statements.

AMG GW&K ESG Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$21.42	$21.85	$21.12	$24.89	$28.13

Income (loss) from Investment Operations:

Net investment income[1,2]	0.88	0.80	0.67	0.49	0.50

Net realized and unrealized gain (loss) on investments	0.68	(0.42)	0.75	(3.71)	(0.83)

Total income (loss) from investment operations	1.56	0.38	1.42	(3.22)	(0.33)

Less Distributions to Shareholders from:

Net investment income	(0.89)	(0.81)	(0.69)	(0.51)	(0.53)

Net realized gain on investments	–	–	–	(0.04)	(2.38)

Total distributions to shareholders	(0.89)	(0.81)	(0.69)	(0.55)	(2.91)

Net Asset Value, End of Year	$22.09	$21.42	$21.85	$21.12	$24.89

Total Return[2,3]	7.43%	1.75%	6.85%	(12.99)%	(1.05)%

Ratio of net expenses to average net assets	0.48%[4]	0.48%[4]	0.48%	0.48%	0.49%[5]

Ratio of gross expenses to average net assets[6]	0.52%	0.53%	0.50%	0.49%	0.49%[5]

Ratio of net investment income to average net assets[2]	4.04%	3.69%	3.14%	2.18%	1.91%

Portfolio turnover	35%	37%	27%	23%	186%

Net assets end of year (000’s) omitted	$136,859	$148,540	$165,892	$191,979	$327,121

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]	Ratio includes recapture of reimbursed fees from prior years amounting to less than 0.01% for the fiscal year ended December 31, 2021.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$11.24	$11.53	$11.11	$12.24	$12.45

Income (loss) from Investment Operations:

Net investment income[1,2]	0.29	0.25	0.21	0.15	0.13

Net realized and unrealized gain (loss) on investments	0.28	(0.28)	0.42	(1.10)	(0.11)

Total income (loss) from investment operations	0.57	(0.03)	0.63	(0.95)	0.02

Less Distributions to Shareholders from:

Net investment income	(0.29)	(0.26)	(0.21)	(0.16)	(0.13)

Net realized gain on investments	–	–	–	(0.02)	(0.10)

Total distributions to shareholders	(0.29)	(0.26)	(0.21)	(0.18)	(0.23)

Net Asset Value, End of Year	$11.52	$11.24	$11.53	$11.11	$12.24

Total Return[2,3]	5.21%	(0.29)%	5.72%	(7.80)%	0.10%

Ratio of net expenses to average net assets	0.73%[4]	0.71%	0.72%	0.72%	0.71%

Ratio of gross expenses to average net assets[5]	0.80%	0.78%	0.79%	0.78%	0.76%

Ratio of net investment income to average net assets[2]	2.58%	2.24%	1.85%	1.35%	1.01%

Portfolio turnover	61%	36%	29%	20%	24%

Net assets end of year (000’s) omitted	$10,026	$8,893	$12,081	$12,972	$17,112

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Bond Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$11.31	$11.60	$11.18	$12.31	$12.52

Income (loss) from Investment Operations:

Net investment income[1,2]	0.33	0.29	0.25	0.19	0.17

Net realized and unrealized gain (loss) on investments	0.28	(0.29)	0.41	(1.11)	(0.11)

Total income (loss) from investment operations	0.61	0.00	0.66	(0.92)	0.06

Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.29)	(0.24)	(0.19)	(0.17)

Net realized gain on investments	–	–	–	(0.02)	(0.10)

Total distributions to shareholders	(0.33)	(0.29)	(0.24)	(0.21)	(0.27)

Net Asset Value, End of Year	$11.59	$11.31	$11.60	$11.18	$12.31

Total Return[2,3]	5.52%	0.04%	6.04%	(7.45)%	0.43%

Ratio of net expenses to average net assets	0.39%[4]	0.39%	0.39%	0.39%	0.39%

Ratio of gross expenses to average net assets[5]	0.46%	0.46%	0.46%	0.45%	0.44%

Ratio of net investment income to average net assets[2]	2.92%	2.56%	2.18%	1.68%	1.33%

Portfolio turnover	61%	36%	29%	20%	24%

Net assets end of year (000’s) omitted	$963,661	$997,516	$1,016,607	$1,068,290	$1,331,958

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$9.13	$9.20	$8.56	$10.74	$10.69

Income (loss) from Investment Operations:

Net investment income[1,2]	0.30	0.27	0.25	0.22	0.20

Net realized and unrealized gain (loss) on investments	(0.11)	(0.07)	0.64	(2.17)	0.18

Total income (loss) from investment operations	0.19	0.20	0.89	(1.95)	0.38

Less Distributions to Shareholders from:

Net investment income	(0.29)	(0.27)	(0.25)	(0.20)	(0.19)

Net realized gain on investments	–	–	–	(0.03)	(0.14)

Total distributions to shareholders	(0.29)	(0.27)	(0.25)	(0.23)	(0.33)

Net Asset Value, End of Year	$9.03	$9.13	$9.20	$8.56	$10.74

Total Return[2,3]	2.23%	2.15%	10.53%	(18.19)%	3.59%

Ratio of net expenses to average net assets	0.99%[4]	0.99%[4]	0.99%	0.99%	0.99%

Ratio of gross expenses to average net assets[5]	1.10%	1.09%	1.08%	1.07%	1.05%

Ratio of net investment income to average net assets[2]	3.36%	2.99%	2.87%	2.39%	1.85%

Portfolio turnover	36%	32%	24%	45%	61%

Net assets end of year (000’s) omitted	$3,243	$3,764	$5,964	$2,955	$14,923

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$8.84	$8.91	$8.30	$10.43	$10.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.32	0.30	0.27	0.24	0.23

Net realized and unrealized gain (loss) on investments	(0.11)	(0.07)	0.62	(2.09)	0.17

Total income (loss) from investment operations	0.21	0.23	0.89	(1.85)	0.40

Less Distributions to Shareholders from:

Net investment income	(0.32)	(0.30)	(0.28)	(0.25)	(0.23)

Net realized gain on investments	–	–	–	(0.03)	(0.14)

Total distributions to shareholders	(0.32)	(0.30)	(0.28)	(0.28)	(0.37)

Net Asset Value, End of Year	$8.73	$8.84	$8.91	$8.30	$10.43

Total Return[2,3]	2.51%	2.61%	10.89%	(17.86)%	3.94%

Ratio of net expenses to average net assets	0.64%[4]	0.64%[4]	0.64%	0.64%	0.64%

Ratio of gross expenses to average net assets[5]	0.75%	0.74%	0.73%	0.72%	0.70%

Ratio of net investment income to average net assets[2]	3.71%	3.34%	3.22%	2.74%	2.20%

Portfolio turnover	36%	32%	24%	45%	61%

Net assets end of year (000’s) omitted	$155,008	$180,162	$205,322	$255,928	$369,473

The accompanying notes are an integral part of these financial statements.

AMG GW&K Municipal Enhanced Yield Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class Z	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$8.84	$8.91	$8.30	$10.43	$10.40

Income (loss) from Investment Operations:

Net investment income[1,2]	0.32	0.30	0.28	0.25	0.24

Net realized and unrealized gain (loss) on investments	(0.10)	(0.07)	0.61	(2.10)	0.17

Total income (loss) from investment operations	0.22	0.23	0.89	(1.85)	0.41

Less Distributions to Shareholders from:

Net investment income	(0.33)	(0.30)	(0.28)	(0.25)	(0.24)

Net realized gain on investments	–	–	–	(0.03)	(0.14)

Total distributions to shareholders	(0.33)	(0.30)	(0.28)	(0.28)	(0.38)

Net Asset Value, End of Year	$8.73	$8.84	$8.91	$8.30	$10.43

Total Return[2,3]	2.56%	2.66%	10.95%	(17.82)%	3.99%

Ratio of net expenses to average net assets	0.59%[4]	0.59%[4]	0.59%	0.59%	0.59%

Ratio of gross expenses to average net assets[5]	0.70%	0.69%	0.68%	0.67%	0.65%

Ratio of net investment income to average net assets[2]	3.76%	3.39%	3.27%	2.79%	2.25%

Portfolio turnover	36%	32%	24%	45%	61%

Net assets end of year (000’s) omitted	$211	$196	$123	$111	$135

[1]	Per share numbers have been calculated using average shares.

[2]	Total returns and net investment income would have been lower had certain expenses not been offset.

[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[4]	Includes interest expense of less than 0.01% related to participation in the interfund lending program.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2025

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds III (“Trust III”) (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds: AMG GW&K Municipal Bond Fund (“Municipal Bond”) and AMG GW&K Municipal Enhanced Yield Fund (“Municipal Enhanced”), and Trust III: AMG GW&K ESG Bond Fund (“ESG Bond”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. All Funds offer Class N shares and Class I shares; and Municipal Enhanced offers Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated bid price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies. Investments in certain mortgage-backed and stripped mortgage-backed securities, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between such securities and yield to maturity in determining value.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Funds’ Boards of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Funds’ Valuation Designee to perform the Funds’ fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Funds may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Funds’ valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Funds might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Funds. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Funds’ investments.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds.

Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Interest income on foreign securities is recorded gross of any withholding tax. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from net investment income, if any, will normally be declared and paid monthly by the Funds. Fund distributions resulting from realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences for ESG Bond are primarily due to callable bond premiums. There were no permanent differences for Municipal Bond and Municipal Enhanced. In addition, temporary differences for ESG Bond and Municipal Enhanced are due to wash sale loss deferrals. There were no temporary differences for Municipal Bond.

The tax character of distributions paid during the fiscal years ended December 31, 2025 and December 31, 2024 was as follows:

	ESG Bond		Municipal Bond		Municipal Enhanced

Distributions paid from:	2025	2024	2025	2024	2025	2024

Ordinary income *	$13,958,280	$14,421,103	$1,374,441	$1,421,761	$235,721	$323,591

Tax-exempt income	–	–	26,530,413	24,958,333	6,108,519	6,557,782

	$13,958,280	$14,421,103	$27,904,854	$26,380,094	$6,344,240	$6,881,373

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2025, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	ESG Bond	Municipal Bond	Municipal Enhanced

Capital loss carryforward	$60,643,801	$39,338,300	$22,434,612

Undistributed ordinary income	169,416	–	–

Undistributed tax-exempt income	–	296,107	56,986

Notes to Financial Statements (continued)

At December 31, 2025, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net Appreciation (Depreciation)

ESG Bond	$360,486,759	$5,063,861	$(25,204,843)	$(20,140,982)

Municipal Bond	993,885,274	14,001,872	(12,878,132)	1,123,740

Municipal Enhanced	166,614,362	1,661,713	(10,377,287)	(8,715,574)

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns as of December 31, 2025, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2025, the Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Fund	Short-Term	Long-Term	Total

ESG Bond	$8,830,216	$51,813,585	$60,643,801

Municipal Bond	596,218	38,742,082	39,338,300

Municipal Enhanced	4,285,545	18,149,067	22,434,612

For the fiscal year ended December 31, 2025, the Funds did not utilize capital loss carryovers.

g. CAPITAL STOCK

Each of AMG Funds’ Amended and Restated Agreement and Declaration of Trust and Trust III’s Declaration of Trust authorizes for each applicable Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2025 and December 31, 2024, the capital stock transactions by class for the Funds were as follows:

	ESG Bond				Municipal Bond

	December 31, 2025		December 31, 2024		December 31, 2025		December 31, 2024

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Shares sold	204,989	$4,463,462	500,214	$10,862,973	362,297	$4,102,900	669,182	$7,598,411

Shares issued in reinvestment of distributions	368,943	8,059,651	391,528	8,455,850	18,995	213,211	18,239	206,510

Shares redeemed	(2,003,525)	(43,722,184)	(2,836,260)	(61,437,696)	(301,882)	(3,391,266)	(944,242)	(10,758,607)

Net increase (decrease)	(1,429,593)	$(31,199,071)	(1,944,518)	$(42,118,873)	79,410	$924,845	(256,821)	$(2,953,686)

Class I:

Shares sold	827,799	$18,066,732	1,285,389	$27,862,718	22,429,793	$253,845,889	24,764,345	$283,196,344

Shares issued in reinvestment of distributions	257,956	5,635,961	259,160	5,598,697	1,887,382	21,316,172	1,748,253	19,910,129

Shares redeemed	(1,826,643)	(39,784,351)	(2,200,770)	(47,647,067)	(29,380,057)	(330,806,305)	(25,956,449)	(296,174,204)

Net increase (decrease)	(740,888)	$(16,081,658)	(656,221)	$(14,185,652)	(5,062,882)	$(55,644,244)	556,149	$6,932,269

Notes to Financial Statements (continued)

		Municipal Enhanced

	December 31, 2025		December 31, 2024

	Shares	Amount	Shares	Amount

Class N:

Shares sold	1,379,660	$12,312,449	2,046,371	$18,792,524

Shares issued in reinvestment of distributions	6,022	53,472	6,151	56,386

Shares redeemed	(1,438,595)	(12,841,208)	(2,288,800)	(21,089,506)

Net decrease	(52,913)	$(475,287)	(236,278)	$(2,240,596)

Class I:

Shares sold	4,023,278	$34,658,484	5,611,380	$49,877,903

Shares issued in reinvestment of distributions	253,387	2,176,790	276,122	2,447,288

Shares redeemed	(6,901,672)	(59,211,851)	(8,546,755)	(75,894,201)

Net decrease	(2,625,007)	$(22,376,577)	(2,659,253)	$(23,569,010)

Class Z:

Shares sold	1,385	$12,203	7,915	$69,888

Shares issued in reinvestment of distributions	863	7,412	526	4,671

Shares redeemed	(300)	(2,573)	(46)	(416)

Net increase	1,948	$17,042	8,395	$74,143

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in their share of the underlying collateral under such joint repurchase agreements and in their share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Securities Lending Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2025, the market value of Repurchase Agreements outstanding for ESG Bond, Municipal Bond and Municipal Enhanced was $10,309,707, $33,521,000 and $4,138,000, respectively.

i. DELAYED DELIVERY TRANSACTIONS AND WHEN-ISSUED SECURITIES

The Funds may enter into securities transactions on a delayed delivery or when issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each Fund’s Schedule of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in their records with a value at least equal to the amount of the commitment. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as an investment in securities and a forward sale commitment in the Fund’s Statement of Assets and Liabilities. For financial reporting purposes, the Fund does offset the receivable and payable for delayed delivery investments purchased and sold. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

During the fiscal year ended December 31, 2025, Municipal Bond entered into securities transactions on a delayed delivery or when issued basis. At December 31, 2025, the market value of delayed delivery securities held in the Fund amounted to $32,931,498.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into investment advisory agreements under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Boards and, in certain circumstances, shareholders, the subadviser for the Funds and monitors the subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC (“GW&K”), who serves as subadviser

Notes to Financial Statements (continued)

pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2025, the Funds’ investment management fees were paid at the following annual rates of each Fund’s respective average daily net assets:

ESG Bond	0.23%

Municipal Bond	0.21%[1]

on first $25 million	0.35%

on next $25 million	0.30%

on next $50 million	0.25%

on balance over $100 million	0.20%

Municipal Enhanced	0.45%

1 The rate shown is the effective rate as of December 31, 2025.

The fee paid to GW&K for its services as subadviser is paid out of the fee the Investment Manager receives from each Fund and does not increase the expenses of each Fund.

The Investment Manager has contractually agreed, through at least May 1, 2026, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of ESG Bond, Municipal Bond and Municipal Enhanced to the annual rate of 0.43%, 0.34% and 0.59%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from a Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of a Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of a Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of a Fund.

For the fiscal year ended December 31, 2025, the Investment Manager’s expense reimbursements, and repayments of prior reimbursements by the Funds to the Investment Manager, if any, are as follows:

	Expense Reimbursements	Repayment of Prior Reimbursements

ESG Bond	$132,927	–

Municipal Bond	619,838	–

Municipal Enhanced	184,217	–

At December 31, 2025, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	ESG Bond	Municipal Bond	Municipal Enhanced

Less than 1 year	$90,822	$749,681	$221,214

1-2 years	184,397	664,083	197,494

2-3 years	132,927	619,838	184,217

Total	$408,146	$2,033,602	$602,925

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for certain aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

AMG Funds has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Municipal Bond and Municipal Enhanced may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of Municipal Bond and Municipal Enhanced average daily net assets attributable to the Class N shares. The portion of payments made under the plan by Class N shares of Municipal Bond and Municipal Enhanced for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of each Fund’s shares of that class owned by clients of such broker, dealer or financial intermediary.

For each of Class N and Class I shares of ESG Bond, Municipal Bond and Municipal Enhanced, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries,

Notes to Financial Statements (continued)

such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2025, was as follows:

	Maximum Annual	Actual
	Amount	Amount
Fund	Approved	Incurred

ESG Bond

Class N	0.25%	0.25%

Class I	0.05%	0.05%

Municipal Bond

Class N	0.15%	0.14%

Class I	0.05%	0.05%

Municipal Enhanced

Class N	0.15%	0.15%

Class I	0.05%	0.05%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds Family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2025, the Funds had no interfund loans outstanding.

The following Funds utilized the interfund lending program during the fiscal year ended December 31, 2025 as follows:

Fund	Average Lent	Number of Days	Interest Earned	Average Interest Rate

Municipal Bond	$1,455,158	1	$208	5.225%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

ESG Bond	$1,163,102	5	$840	5.273%

Municipal Bond	4,615,375	1	661	5.225%

Fund	Average Borrowed	Number of Days	Interest Paid	Average Interest Rate

Municipal Enhanced	$1,330,577	4	$763	5.232%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2025, were as follows:

	Long Term Securities

Fund	Purchases	Sales

ESG Bond	$110,758,425	$108,053,523

Municipal Bond	580,903,681	638,598,071

Municipal Enhanced	59,797,126	83,519,326

Purchases and sales of U.S. Government Obligations for the fiscal year ended December 31, 2025 were as follows:

	U.S. Government Obligations

Fund	Purchases	Sales

ESG Bond	$12,798,025	$64,310,707

4. PORTFOLIO SECURITIES LOANED

ESG Bond participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral.

Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2025, was as follows:

Notes to Financial Statements (continued)

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

ESG Bond	$33,692,160	$8,538,707	$26,237,078	$34,775,785

The following table summarizes the securities received as collateral for securities lending at December 31, 2025:

Fund	Collateral Type	Coupon Range	Maturity Date Range

ESG Bond	U.S. Treasury Obligations	0.000%-5.000%	01/15/26-08/15/54

5. SEGMENT REPORTING

Each Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in each Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Funds’ president and chief financial officer. The CODM assesses the performance and makes operating decisions for each Fund primarily based on each Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes each Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of each Fund. As each Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject the Funds to various risks. Below is a summary of some, but not all, of those risks. Each risk described below does not necessarily apply to each Fund. Please refer to each Fund’s prospectus for a description of the principal risks associated with investing in a particular Fund. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) price fluctuations.

Market Risk: Market prices of investments held by the Funds may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Management Risk: Because the Funds are actively managed investment portfolios, security selection or focus on securities in a particular style, market sector or group of companies may cause the Funds to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that GW&K’s investment techniques and risk analysis will produce the desired result.

Municipal Market Risk: Factors unique to the municipal bond market may negatively affect the value of the Funds’ investment in municipal bonds. These factors include political or legislative changes, and uncertainties related to the tax status of the securities and the rights of investors in the securities. The Funds may invest in a group of municipal obligations that are related in such a way that an economic, business, or political development affecting one would also affect the others.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent certain Funds have substantial holdings within a particular sector, the risks associated with that sector increase. A portion of certain Funds’ assets may be invested in fixed income securities that would tend to respond similarly to particular economic or political developments or the interest on which is based on revenues or otherwise related to similar types of projects. An example would be securities of issuers whose revenues are paid from similar types of projects, such as health care (including hospitals), utilities, or transportation.

Debt Securities Risk: The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. Investments in debt securities are subject to, among other risks, credit risk, interest rate risk, extension risk, prepayment risk and liquidity risk.

Interest Rate Risk: Fixed coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline. During periods of increasing interest rates, the Funds may experience high levels of volatility and shareholder redemptions, and may have to sell securities at times when they would otherwise not do so, and at unfavorable prices, which could reduce the returns of the Funds.

Credit and Counterparty Risk: The issuer of bonds or other debt securities may be unable or unwilling, or may be perceived as unable or unwilling, to make timely interest, principal or settlement payments or otherwise honor its obligations. Changes in an issuer’s financial strength, credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer.

Prepayment Risk: A debtor may exercise its right to pay back a bond or other debt security earlier than expected or required during periods of decreasing interest rates.

Extension Risk: During periods of rising interest rates, a debtor may pay back a bond or other fixed income security slower than expected or required, and the value of such security may fall.

Asset-Backed and Mortgage-Backed Securities Risk: Investments in asset-backed and mortgage-backed securities involve risk of severe credit downgrades, loss due to prepayments that occur earlier or later than expected, illiquidity and default.

U.S. Government Securities Risk: Obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”) are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaults on a loan, there is no guarantee that the U.S. Government will provide financial support.

Notes to Financial Statements (continued)

Inflation/Deflation Risk: Inflation risk is the risk that the value of assets or income from investments will be worth less in the future. Inflation rates may change frequently and drastically as a result of various factors and the Funds’ investments may not keep pace with inflation, which may result in losses to the Funds’ investors or adversely affect the real value of shareholders’ investments in the Funds. As inflation rates increase, fixed income securities markets may experience heightened levels of interest rate volatility and liquidity risk. Deflation risk is the risk that the prices throughout the economy decline over time – the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Funds’ portfolios.

Reinvestment Risk: The Funds may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

Liquidity Risk: The Funds may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Funds may have to sell them at a loss.

High Yield Risk: Below investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, liquidity, and market risk than higher-rated securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments.

ESG Investing Risk: Because applying a Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than financial performance, a Fund’s investment returns may underperform funds that do not incorporate ESG factors into their investment process. The incorporation of ESG criteria into the investment process may affect a Fund’s investment exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact a Fund’s performance depending on whether such investments are in or out of favor. Applying ESG criteria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by GW&K or any judgment exercised by GW&K will improve the financial performance of a Fund or reflect the beliefs or values of any particular investor. ESG standards differ by region and industry, and a company’s ESG practices or GW&K’s assessment of a company’s ESG practices may change over time. GW&K’s evaluation of a company also may be dependent on the availability of timely, complete and accurate ESG data reported by issuers and/or third party data providers. Different methodologies may be used by the various issuers and third party sources that provide ESG data, and such ESG data often lacks standardization, consistency and transparency.

7. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, their Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of December 31, 2025:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

ESG Bond

Citadel Securities LLC	$1,425,000	–	$1,425,000	$1,425,000	–

Natwest Markets Securities, Inc.	513,091	–	513,091	513,091	–

State of Wisconsin Investment Board	6,600,616	–	6,600,616	6,600,616	–

Fixed Income Clearing Corp.	1,771,000	–	1,771,000	1,771,000	–

Total	$10,309,707	–	$10,309,707	$10,309,707	–

Municipal Bond

Fixed Income Clearing Corp.	$33,521,000	–	$33,521,000	$33,521,000	–

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Municipal Enhanced

Fixed Income Clearing Corp.	$4,138,000	–	$4,138,000	$4,138,000	–

9. RECENT ACCOUNTING STANDARDS UPDATE

In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. The Funds incorporated the provisions of the ASU, and there was no material impact to the Funds’ financial statements.

10. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees of AMG Funds and AMG Funds III and Shareholders of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund and AMG GW&K ESG Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund (two of the funds constituting AMG Funds) and AMG GW&K ESG Bond Fund (one of the funds constituting AMG Funds III) (hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2025 and each of the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2026

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information (unaudited)

TAX INFORMATION

AMG GW&K ESG Bond Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Municipal Enhanced Yield Fund each hereby designate the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2025 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG GW&K ESG Bond Fund, AMG GW&K Municipal Bond Fund and AMG GW&K Municipal Enhanced Yield Fund each hereby designates $0, $0 and $0, respectively, as a capital gain distribution with respect to the taxable year ended December 31, 2025, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2025, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2025, is reflected as “Trustee fees and expenses” on the Statement of Operations and is set forth in the table below. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2025.

Trustee fees and expenses

AMG GW&K ESG Bond Fund	$30,235

AMG GW&K Municipal Bond Fund	82,376

AMG GW&K Municipal Enhanced Yield Fund	14,504

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at wealth.amg.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Funds’ website at wealth.amg.com. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

AMG Systematica Trend-Enhanced Markets

Systematica Investments Limited, acting as general partner of Systematica Investments LP

EXCHANGE-TRADED FUND

AMG GW&K Muni Income ETF

GW&K Investment Management, LLC

wealth.amg.com	123125 AR088

ANNUAL FINANCIAL STATEMENTS

AMG Funds December 31, 2025

AMG Veritas Asia Pacific Fund

Class N: MGSEX | Class I: MSEIX

wealth.amg.com	123125 AR078

AMG Funds Annual Financial Statements — December 31, 2025

TABLE OF CONTENTS	PAGE

FINANCIAL STATEMENTS

Schedule of Portfolio Investments	2

Statement of Assets and Liabilities	4

Balance sheet, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	6
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	7
Detail of changes in assets for the past two fiscal years

Financial Highlights	8
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	10
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17

OTHER INFORMATION	18

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds Family of Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments December 31, 2025

	Shares	Value
Common Stocks - 98.9%

Communication Services - 7.0%
Bharti Airtel, Ltd. (India)	46,142	$1,083,021
HYBE Co., Ltd. (South Korea)	2,216	507,001
NetEase, Inc. (China)	37,100	1,021,185
REA Group, Ltd. (Australia)	5,830	710,706
Tencent Holdings, Ltd. (China)	51,239	3,932,262

Total Communication Services		7,254,175

Consumer Discretionary - 5.8%
Alibaba Group Holding, Ltd. (China)	186,250	3,419,729
Eternal, Ltd. (India)*	684,043	2,119,838
Pop Mart International Group, Ltd. (China)[1,2]	19,500	470,471

Total Consumer Discretionary		6,010,038

Consumer Staples - 1.0%
Samyang Foods Co., Ltd. (South Korea)	1,171	999,857

Financials - 11.2%
AIA Group, Ltd. (Hong Kong)	205,600	2,116,260
DBS Group Holdings, Ltd. (Singapore)	47,800	2,093,863
HDFC Bank, Ltd., ADR (India)	47,952	1,752,166
Hong Kong Exchanges & Clearing, Ltd. (Hong Kong)	39,100	2,045,765
HSBC Holdings PLC (United Kingdom)	67,200	1,053,413
ICICI Bank, Ltd. (India)	95,486	1,429,099
Ping An Insurance Group Co. of China, Ltd., Class H (China)	142,500	1,196,958

Total Financials		11,687,524

Health Care - 4.9%
Akeso, Inc. (China)*,1,2	58,000	844,128
BeOne Medicines, Ltd., Class H (China)*	60,800	1,399,390
CSPC Pharmaceutical Group, Ltd. (China)	406,000	440,527
Jiangsu Hengrui Pharmaceuticals Co., Ltd.,
Class A (China)	227,300	1,939,012
WuXi AppTec Co., Ltd., Class H (China)[1]	40,200	509,759

Total Health Care		5,132,816

Industrials - 22.1%
Bharat Electronics, Ltd. (India)	332,996	1,482,232
Contemporary Amperex Technology Co., Ltd., Class A (China)	68,800	3,617,679
Hanwha Aerospace Co., Ltd. (South Korea)	5,683	3,711,281
HD Hyundai Electric Co., Ltd. (South Korea)	5,345	2,870,523
HD Hyundai Heavy Industries Co., Ltd. (South Korea)	4,612	1,625,496
Jardine Matheson Holdings, Ltd. (Hong Kong)	10,800	737,049
Larsen & Toubro, Ltd. (India)	35,327	1,605,547

	Shares	Value
Samsung C&T Corp. (South Korea)	13,592	$2,257,539
Shenzhen Inovance Technology Co., Ltd., Class A (China)	50,600	545,334
Sieyuan Electric Co., Ltd., Class A (China)	101,800	2,250,405
Sungrow Power Supply Co., Ltd., Class A (China)	67,000	1,639,891
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class H (China)[2]	119,500	590,228

Total Industrials		22,933,204

Information Technology - 40.1%
Accton Technology Corp. (Taiwan)	32,000	1,207,584
Delta Electronics, Inc. (Taiwan)	148,000	4,514,587
Foxconn Industrial Internet Co., Ltd., Class A (China)	179,000	1,586,014
Hon Hai Precision Industry Co., Ltd. (Taiwan)	473,000	3,467,244
Hon Precision, Inc. (Taiwan)	11,000	1,199,212
MediaTek, Inc. (Taiwan)	38,000	1,725,397
NAURA Technology Group Co., Ltd., Class A (China)	32,679	2,146,545
Quanta Computer, Inc. (Taiwan)	138,000	1,191,890
Samsung Electronics Co., Ltd. (South Korea)	75,152	6,298,857
SK hynix, Inc. (South Korea)	9,291	4,207,691
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	288,500	14,181,877

Total Information Technology		41,726,898

Materials - 6.8%
Newmont Corp. (United States)	23,697	2,350,772
Pidilite Industries, Ltd. (India)	24,702	407,522
Yunnan Energy New Material Co., Ltd., Class A (China)*	196,700	1,594,611
Zijin Mining Group Co., Ltd., Class H (China)	588,000	2,692,121

Total Materials		7,045,026

Total Common Stocks
(Cost $78,058,058)		102,789,538

Short-Term Investments-2.4%

Other Investment Companies - 2.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 3.65%[3]	993,564	993,564
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 3.71%[3]	1,490,346	1,490,346

Total Short-Term Investments
(Cost $2,483,910)		2,483,910

Total Investments - 101.3%
(Cost $80,541,968)		105,273,448

Other Assets, less Labilities - (1.3)%		(1,336,081)

Net Assets-100.0%		$103,937,367

The accompanying notes are an integral part of these financial statements.

2

AMG Veritas Asia Pacific Fund Schedule of Portfolio Investments (continued)

*	Non-income producing security.

[1]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2025, the value of these securities amounted to $1,824,358 or 1.8% of net assets.

[2]

Some of these securities, amounting to $1,020,523 or 1.0% of net assets, were out on loan to various borrowers and are collateralized by various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Yield shown represents the December 31, 2025, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR  American Depositary Receipt

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of December 31, 2025:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities

Common Stocks
Information Technology	–	$41,726,898	–	$41,726,898
Industrials	–	22,933,204	–	22,933,204
Financials	$1,752,166	9,935,358	–	11,687,524
Communication Services	–	7,254,175	–	7,254,175
Materials	–	7,045,026	–	7,045,026
Consumer Discretionary	–	6,010,038	–	6,010,038
Health Care	–	5,132,816	–	5,132,816
Consumer Staples	–	999,857	–	999,857

Short-Term Investments
Other Investment Companies	2,483,910	–	–	2,483,910

Total Investments in Securities	$4,236,076	$101,037,372	–	$105,273,448

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended December 31, 2025, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

3

Statement of Assets and Liabilities December 31, 2025

AMG Veritas Asia Pacific Fund

Assets:

Investments at value[1] (including securities on loan valued at $1,020,523)	$105,273,448

Receivable for investments sold	396,703

Dividend and interest receivables	96,042

Securities lending income receivable	175

Receivable for Fund shares sold	5,173

Receivable from Affiliate	22,501

Prepaid expenses and other assets	17,288

Total assets	105,811,330

Liabilities:

Payable for investments purchased	1,478,521

Payable for Fund shares repurchased	4,187

Payable for foreign capital gains tax	213,580

Accrued expenses:

Investment advisory and management fees	61,388

Administrative fees	12,969

Shareholder service fees	18,913

Other	84,405

Total liabilities	1,873,963

Commitments and Contingencies (Notes 2 & 7)

Net Assets	$103,937,367

[1] Investments at cost	$80,541,968

The accompanying notes are an integral part of these financial statements.

4

Statement of Assets and Liabilities (continued)

AMG Veritas Asia Pacific Fund

Net Assets Represent:

Paid-in capital	$119,940,921

Total distributable (accumulated losses)	(16,003,554)

Net Assets	$103,937,367

Class N:

Net Assets	$92,864,326

Shares outstanding	1,089,633

Net asset value, offering and redemption price per share	$85.23

Class I:

Net Assets	$11,073,041

Shares outstanding	118,369

Net asset value, offering and redemption price per share	$93.55

The accompanying notes are an integral part of these financial statements.

5

Statement of Operations For the fiscal year ended December 31, 2025

AMG Veritas Asia Pacific Fund

Investment Income:

Dividend income	$1,211,217

Interest income	2,283

Securities lending income	43,648

Foreign withholding tax	(133,864)

Total investment income	1,123,284

Expenses:

Investment advisory and management fees	647,137

Administrative fees	136,719

Shareholder servicing fees - Class N	196,032

Custodian fees	86,353

Professional fees	48,368

Registration fees	33,900

Reports to shareholders	24,162

Transfer agent fees	14,031

Trustee fees and expenses	7,923

Interest expense	1,928

Miscellaneous	7,845

Total expenses before offsets	1,204,398

Expense reimbursements	(158,778)

Net expenses	1,045,620

Net investment income	77,664

Net Realized and Unrealized Gain:

Net realized gain on investments	13,687,724 [1]

Net realized loss on foreign currency transactions	(145,286)

Net change in unrealized appreciation/depreciation on investments	17,888,039 [2]

Net change in unrealized appreciation/depreciation on foreign currency translations	365

Net realized and unrealized gain	31,430,842

Net increase in net assets resulting from operations	$31,508,506

[1]	Net of foreign capital gains tax of $174,800.

[2]	Net of change in accrued foreign capital gains tax of $(24,442).

The accompanying notes are an integral part of these financial statements.

6

Statements of Changes in Net Assets For the fiscal years ended December 31,

	AMG Veritas Asia Pacific Fund

	2025	2024

Increase in Net Assets Resulting From Operations:

Net investment income	$77,664	$182,629

Net realized gain (loss) on investments	13,542,438	(8,633,714)

Net change in unrealized appreciation/depreciation on investments	17,888,404	14,551,295

Net increase in net assets resulting from operations	31,508,506	6,100,210

Distributions to Shareholders:

From net investment income and/or realized gain on investments:

Class N	(129,921)	(339,647)

Class I	(33,172)	(55,994)

From paid-in capital:

Class N	—	(8,077)

Class I	—	(1,331)

Total distributions to shareholders	(163,093)	(405,049)

Capital Share Transactions:[1]

Net decrease from capital share transactions	(10,578,349)	(10,352,607)

Total increase (decrease) in net assets	20,767,064	(4,657,446)

Net Assets:

Beginning of year	83,170,303	87,827,749

End of year	$103,937,367	$83,170,303

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

7

AMG Veritas Asia Pacific Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class N	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$60.30	$56.49	$59.41	$82.42	$147.58

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.04	0.11	0.07	(0.05)	(0.67)

Net realized and unrealized gain (loss) on investments	25.01	3.98	(2.93)	(22.96)	4.55

Total income (loss) from investment operations	25.05	4.09	(2.86)	(23.01)	3.88

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.27)	(0.06)	—	—

Net realized gain on investments	—	—	—	—	(56.87)

Paid in capital	—	(0.01)	—	—	(12.17)

Total distributions to shareholders	(0.12)	(0.28)	(0.06)	—	(69.04)

Net Asset Value, End of Year	$85.23	$60.30	$56.49	$59.41	$82.42

Total Return[2,3]	41.57%	7.23%	(4.82)%	(27.91)%	3.16%

Ratio of net expenses to average net assets	1.17%[4]	1.18%[4]	1.17%	1.18%	1.27%[5]

Ratio of gross expenses to average net assets[6]	1.34%	1.38%	1.29%	1.29%	1.31%

Ratio of net investment income (loss) to average net assets[2]	0.06%	0.19%	0.13%	(0.07)%	(0.69)%

Portfolio turnover	132%	89%	44%	54%	222%

Net assets end of year (000’s) omitted	$92,864	$73,978	$80,640	$100,679	$166,168
Net assets end of year (000’s) omitted	$92,864	$73,978	$80,640	$100,679	$166,168

The accompanying notes are an integral part of these financial statements.

8

AMG Veritas Asia Pacific Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal years ended December 31,

Class I	2025	2024	2023	2022	2021

Net Asset Value, Beginning of Year	$66.16	$61.94	$65.15	$90.15	$154.81

Income (loss) from Investment Operations:

Net investment income (loss)[1,2]	0.23	0.28	0.24	0.13	(0.48)

Net realized and unrealized gain (loss) on investments	27.46	4.38	(3.23)	(25.13)	4.86

Total income (loss) from investment operations	27.69	4.66	(2.99)	(25.00)	4.38

Less Distributions to Shareholders from:

Net investment income	(0.30)	(0.43)	(0.22)	—	—

Net realized gain on investments	—	—	—	—	(56.87)

Paid in capital	—	(0.01)	—	—	(12.17)

Total distributions to shareholders	(0.30)	(0.44)	(0.22)	—	(69.04)

Net Asset Value, End of Year	$93.55	$66.16	$61.94	$65.15	$90.15

Total Return[2,3]	41.90%	7.49%	(4.58)%	(27.73)%	3.43%

Ratio of net expenses to average net assets	0.93%[4]	0.94%[4]	0.93%	0.93%	1.02%[5]

Ratio of gross expenses to average net assets[6]	1.10%	1.14%	1.05%	1.04%	1.06%

Ratio of net investment income (loss) to average net assets[2]	0.30%	0.43%	0.37%	0.18%	(0.44)%

Portfolio turnover	132%	89%	44%	54%	222%

Net assets end of year (000’s) omitted	$11,073	$9,192	$7,188	$12,339	$22,066

[1]	Per share numbers have been calculated using average shares.
[2]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.
[3]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[4]	Includes interest expense of less than 0.01% and 0.01% for the fiscal years ended December 31, 2025 and 2024, respectively, related to participation in the interfund lending program.
[5]	Includes reduction from broker recapture amounting to less than 0.01% for the fiscal year ended December 31, 2021.
[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.) The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

9

Notes to Financial Statements December 31, 2025

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds III (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is AMG Veritas Asia Pacific Fund (the “Fund”).

The Fund offers Class N and Class I shares. Each class represents an interest in the same assets of the Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Fund is non-diversified.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price. Equity securities held by the Fund that are traded in the over-the-counter market (other than NMS securities) are valued at the bid price. Foreign equity securities (securities principally traded in markets other than U.S. markets) held by the Fund are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Participation notes (“P-Notes”) are valued using the underlying equity security’s official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services. Pursuant to Rule 2a-5 under the 1940 Act, the Fund’s Board of Trustees (the “Board”) designated AMG Funds LLC (the “Investment Manager”) as the Fund’s Valuation Designee to perform the Fund’s fair value determinations. Such determinations are subject to Board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Investment Manager’s fair value determinations.

Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by the Investment Manager and under the general supervision of the Board. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Fund’s valuation procedures, if the Investment Manager believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Investment Manager seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with quarterly reports, as of the most recent quarter end, summarizing all fair value activity, material fair value matters that occurred during the quarter, and all outstanding securities fair valued by the Fund. Additionally, the Board will be presented with an annual report that assesses the adequacy and effectiveness of the Investment Manager’s process for determining the fair value of the Fund’s investments.

With respect to foreign equity securities and certain foreign fixed income securities, securities held in the Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

10

Notes to Financial Statements (continued)

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, forward foreign currency exchange contracts, P-Notes, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Fund becomes aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to the Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds Family of Funds (collectively, the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax law, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are due to spin-offs. Temporary differences for the Fund are due to spin-offs treated as income for tax purposes, mark to market on passive foreign investment companies, and wash sale loss deferrals.

The tax character of distributions paid during the fiscal years ended December 31, 2025 and December 31, 2024 was as follows:

Distributions paid from:	2025	2024

Ordinary income *	$163,093	$395,641

Paid-in capital	—	9,408

	$163,093	$405,049

* For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2025, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

Capital loss carryforward	$39,305,008

Undistributed ordinary income	433,073

At December 31, 2025, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Cost	Appreciation	Depreciation	Net Appreciation

$81,805,722	$26,215,035	$(2,747,309)	$23,467,726

11

Notes to Financial Statements (continued)

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. The Investment Manager has analyzed the Fund’s tax positions taken on federal income tax returns as of December 31, 2025, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, the Investment Manager is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefit/detriment will change materially in the next twelve months.

Furthermore, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of December 31, 2025, the Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

Short-Term	Long-Term	Total

$26,344,897	$12,960,111	$39,305,008

For the fiscal year ended December 31, 2025, the Fund utilized capital loss carryovers in the amount of:

Short-Term	Long-Term

$766,891	$12,809,544

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended December 31, 2025 and December 31, 2024, the capital stock transactions by class for the Fund were as follows:

	December 31, 2025		December 31, 2024

	Shares	Amount	Shares	Amount

Class N:

Shares sold	27,119	$2,128,164	9,098	$546,424

Shares issued in reinvestment of distributions	1,543	125,554	5,427	336,208

Shares redeemed	(165,790)	(11,537,522)	(215,296)	(12,800,205)

Net decrease	(137,128)	$(9,283,804)	(200,771)	$(11,917,573)

Class I:

Shares sold	114,733	$8,761,754	63,597	$4,276,185

Shares issued in reinvestment of distributions	264	23,611	553	37,589

Shares redeemed	(135,573)	(10,079,910)	(41,254)	(2,748,808)

Net increase (decrease)	(20,576)	$(1,294,545)	22,896	$1,564,966

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party and bilateral repurchase agreements for temporary cash management purposes and for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Securities Lending Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral.

The underlying collateral for all Repurchase Agreements is held by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Securities Lending Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At December 31, 2025, there are no outstanding Repurchase Agreements for the Fund.

12

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Fund are maintained in U.S. Dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. Dollars are translated into U.S. Dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. Dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Fund does not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. wealth platform of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects and recommends, subject to the approval of the Board and, in certain circumstances, shareholders, the subadviser for the Fund and monitors the subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Veritas Asset Management LLP (“Veritas”) who serves as subadviser pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in Veritas.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended December 31, 2025, the Fund paid aninvestment management fee at the annual rate of 0.71% of the average daily net assets of the Fund.

The fee paid to Veritas for its services as subadviser is paid out of the fee the Investment Manager receives from the Fund and does not increase the expenses of the Fund.

The Investment Manager has contractually agreed, through at least May 1, 2026, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) to the annual rate of 0.93% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances.

In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

For the fiscal year ended December 31, 2025, the Investment Manager reimbursed the Fund $158,778, and did not recoup any previously reimbursed expenses. At December 31, 2025, the Fund’s expiration of reimbursements subject to recoupment was as follows:

Expiration Period
Less than 1 year	$122,278
1-2 years	173,222
2-3 years	158,778

Total	$454,278

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for certain aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally, the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

For Class N shares, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended December 31, 2025, was as follows:

13

Notes to Financial Statements (continued)

	Maximum Annual Amount Approved	Actual Amount Incurred
Class N	0.25%	0.24%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds Family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits certain eligible funds in the AMG Funds Family to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds Family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. The interest earned and interest paid on interfund loans are included on the Statement of Operations as interest income and interest expense, respectively. At December 31, 2025, the Fund had no interfund loans outstanding.

The Fund utilized the interfund lending program during the fiscal year ended December 31, 2025 as follows:

Average Lent	Number of Days	Interest Earned	Average Interest Rate
$1,503,690	11	$2,283	5.039%

Average Borrowed	Number of Days	Interest Paid	Average Interest Rate
$1,691,689	8	$1,928	5.200%

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended December 31, 2025, were $117,807,436 and $126,751,217, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended December 31, 2025.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Securities Lending Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Securities Lending Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash, U.S. Treasury Obligations or U.S. Government Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan.

It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Securities Lending Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM and cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities as soon as practical, which is normally within three business days.

The value of securities loaned on positions held, cash collateral and securities collateral received at December 31, 2025, was as follows:

Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

$1,020,523	—	$1,075,836	$1,075,836

The following table summarizes the securities received as collateral for securities lending at December 31, 2025:

Collateral Type	Coupon Range	Maturity Date Range

U.S. Treasury Obligations	0.125%-4.750%	04/30/26-05/15/55

5. SEGMENT REPORTING

The Fund operates through a single operating and reporting segment to achieve its investment objective as reflected in the Fund’s prospectus. The Chief Operating Decision Makers (“CODM”) are the Fund’s president and chief financial officer. The CODM assesses the performance and makes operating decisions for the Fund primarily based on the Fund’s changes in net assets resulting from operations. In addition to other factors and metrics, the CODM utilizes the Fund’s net assets, total return, and ratios of net and gross expenses to average net assets as key metrics in reviewing the performance of the Fund. As the Fund’s operations comprise a single reporting segment, the segment assets are reflected on the accompanying Statement of Assets and Liabilities as “Total assets” and the significant segment expenses are listed on the Statement of Operations.

6. FUND RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; or (iii) currency and price fluctuations. Please refer to the Fund’s current prospectus for additional information about the Fund’s principal risks.

Market Risk: Market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including economic or market conditions, or other factors including terrorism, war, natural disasters and the spread of

14

Notes to Financial Statements (continued)

infectious illness or other public health issues, including epidemics or pandemics, or in response to events that affect particular industries or companies. In addition, unexpected political, regulatory, trade and diplomatic events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Management Risk: Because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that Veritas’s investment techniques and risk analysis will produce the desired result.

Non-Diversified Fund Risk: The Fund is non-diversified and therefore a greater percentage of holdings may be focused in a small number of issuers or a single issuer, which can place the Fund at greater risk. Notwithstanding the Fund’s status as a “non-diversified” investment company under the 1940 Act, the Fund qualifies as a regulated investment company accorded favorable tax treatment under the Code, which imposes its own diversification requirements that are less restrictive than the requirements applicable to “diversified” investment companies under the 1940 Act. The Fund’s intention to qualify as a regulated investment company may limit its pursuit of its investment strategy and its investment strategy could limit its ability to so qualify.

Focused Investment Risk: To the extent the Fund invests a substantial portion of its assets in a relatively small number of securities or a particular market, industry, group of industries, country, region, group of countries, asset class or sector, it generally will be subject to greater risk than a fund that invests in a more diverse investment portfolio. In addition, the value of the Fund would be more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector.

Sector Risk: Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

Foreign Investment Risk: Investments in foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investments in U.S. issuers and may result in greater price volatility.

Emerging Markets Risk: Investments in emerging markets are subject to the general risks of foreign investments, as well as additional risks which can result in greater price volatility. Such additional risks include the risk that markets in emerging market countries are typically less developed and less liquid than markets in developed countries and such markets are subjected to increased economic, political, or regulatory uncertainties.

Currency Risk: Fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Political Risk: Changes in the general political and social environment of a country can have substantial effects on the value of investments exposed to that country.

Geographic Focus Risk: To the extent the Fund focuses its investments in a particular country, group of countries or geographic region, the Fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting such countries or region, and the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund and may result in losses.

Risks Associated with Investments in Greater China: TheFund is particularly susceptible to risks in the Greater China region, which consists of Hong Kong, The People’s Republic of China (“PRC”) and Taiwan, among other countries. Economies in the Greater China region are dependent on the economies of other countries and can be significantly affected by currency fluctuations and increasing competition from other emerging economies in Asia with lower costs. Adverse events in any one country within the region may impact the other countries in the region or Asia as a whole. Markets in the Greater China region can experience significant volatility due to social, economic, regulatory and political uncertainties. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. U.S. or foreign government sanctions or other investment restrictions or intervention could negatively affect the implementation of the Fund’s investment strategies, for example by precluding the Fund from making certain investments or causing the Fund to sell investments at disadvantageous times. China has yet to develop comprehensive securities, corporate, or commercial laws, its market is relatively new and less developed, and its economy may be adversely impacted by a slowdown in export growth.

PRC Tax Risk: The application of the tax laws and regulations of the PRC to income, including capital gains, derived from certain investments of the Fund remains unclear, and may well continue to evolve, possibly with retroactive effect. Any taxes imposed on the investments of the Fund pursuant to such laws and regulations will reduce the Fund’s overall returns.

Risks Associated with Investments in India: In India, the government has exercised and continues to exercise significant influence over many aspects of the economy. Government actions, bureaucratic obstacles and inconsistent economic reform within the Indian government have had a significant effect on its economy and could adversely affect market conditions, economic growth and the profitability of private enterprises in India. Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. Large portions of many Indian companies remain in the hands of their founders (including members of their families). Corporate governance standards of family-controlled companies may be weaker and less transparent, which increases the potential for loss and unequal treatment of investors. India experiences many of the risks associated with developing economies, including relatively low levels of liquidity, which may result in extreme volatility in the prices of Indian securities. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country).

Participatory Notes Risk: An investment in participatory notes is subject to market risk. The performance results of participatory notes may not exactly replicate the performance of the underlying securities. An investment in participatory notes is also subject to counterparty risk, relating to the non-U.S. bank or broker-dealer that issues the participatory notes, and may be subject to liquidity risk.

Stock Connect Risk: Trading in China A-Shares through Stock Connect is subject to sudden changes in quota limitations, application of trading suspensions,

15

Notes to Financial Statements (continued)

differences in trading days between the PRC and Stock Connect, operational risk, clearing and settlement risk and regulatory and taxation risk.

Large-Capitalization Stock Risk: The stocks of large capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Small- and Mid-Capitalization Stock Risk: The stocks of small- and mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Value Stock Risk: Value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

Liquidity Risk: The Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.

7. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

8. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the Securities Lending Program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4. At December 31, 2025, the Fund had no Repurchase Agreements outstanding.

9. RECENT ACCOUNTING STANDARDS UPDATE

In December 2023, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2023-09 Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid. The ASU allows for early adoption and amendments should be applied on a prospective basis. The Fund incorporated the provisions of the ASU, and there was no material impact to the Fund’s financial statements.

10. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements which require an additional disclosure in or adjustment of the Fund’s financial statements.

16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AMG Funds III and Shareholders of AMG Veritas Asia Pacific Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Veritas Asia Pacific Fund (one of the funds constituting AMG Funds III, referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and broker; when replies were not received from the broker, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2026

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

17

Other Information (unaudited)

TAX INFORMATION

AMG Veritas Asia Pacific Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2025 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, AMG Veritas Asia Pacific Fund elects to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, AMG Veritas Asia Pacific Fund hereby makes the following designations regarding its taxable period ended December 31, 2025:

▶The total amount of taxes paid and income sourced from foreign countries was $70,533 and $1,109,151, respectively.

Pursuant to section 852 of the Internal Revenue Code of 1986, as amended, AMG Veritas Asia Pacific Fund hereby designates $0 as a capital gain distribution with respect to the taxable year ended December 31, 2025, or if subsequently determined to be different, the net capital gains of such fiscal year.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

During the fiscal year ended December 31, 2025, there were no changes in and/or disagreements with accountants.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

The remuneration paid to the Trustees during the fiscal year ended December 31, 2025, was $7,923, which is reflected as “Trustee fees and expenses” on the Statement of Operations. There was no remuneration paid to any Fund officer or to any affiliated person of any Fund Trustee or officer during the fiscal year ended December 31, 2025.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

18

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INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

680 Washington Blvd., Suite 500

Stamford, CT 06901

800.548.4539

SUBADVISER

Veritas Asset Management LLP

1 Smart’s Place

London, WC2B 5LW

CUSTODIAN

The Bank of New York Mellon

Mutual Funds Custody

240 Greenwich Street

New York, NY 10286

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

AMG Funds

Attn: 534426 AIM 154-0520

500 Ross Street

Pittsburgh, PA 15262

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at wealth.amg.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov and the Fund’s website at wealth.amg.com. To review a complete list of the Fund’s portfolio holdings, or to view the most recent semi-annual report or annual report, please visit wealth.amg.com.

wealth.amg.com

EQUITY FUNDS

AMG Boston Common Global Impact

Boston Common Asset Management, LLC

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small Cap Growth

AMG GW&K Small Cap Value

AMG GW&K Small/Mid Cap Core

AMG GW&K Small/Mid Cap Growth

AMG GW&K International Small Cap

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Focused Absolute Value

AMG River Road Large Cap Value Select

AMG River Road Mid Cap Value

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Veritas Asia Pacific

AMG Veritas China

AMG Veritas Global Focus

AMG Veritas Global Real Return

Veritas Asset Management LLP

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Global

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K ESG Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

ALTERNATIVE FUNDS

AMG Systematica Managed Futures Strategy

AMG Systematica Trend-Enhanced Markets

Systematica Investments Limited, acting as general partner of Systematica
Investments LP

EXCHANGE-TRADED FUND

AMG GW&K Muni Income ETF

GW&K Investment Management, LLC

wealth.amg.com	123125 AR078

Item 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

Item 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

Item 16. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS III

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	March 6, 2026

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	March 6, 2026